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                                                             OMB APPROVAL
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                           Chromcraft Revington, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                           CHROMCRAFT REVINGTON, INC.
                          1100 NORTH WASHINGTON STREET
                              DELPHI, INDIANA 46923

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD TUESDAY, MAY 9, 2006

                                   ----------

To the Stockholders of Chromcraft Revington, Inc.:

     The annual meeting of stockholders of Chromcraft Revington, Inc. (the "Company") will be held on Tuesday, May 9, 2006 at 10:30 a.m., Indianapolis time, at the Conrad Hotel, 50 West Washington Street, Indianapolis, Indiana, for the following purposes:

     1. To elect eight directors of the Company, each of whom will serve a term expiring at the 2007 annual meeting of stockholders and until his successor is duly elected and qualified.

     2.   To approve the 2006 Executive Incentive Plan of the Company.

     3. To approve the amended and restated Directors' Stock Plan of the Company.

     4. To transact such other business as may properly come before the annual meeting of stockholders and any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on March 10, 2006 as the record date for determining stockholders entitled to notice of and to vote at the annual meeting of stockholders.

     Whether or not you plan to attend the annual meeting, you are urged to complete, date and sign the enclosed proxy and return it promptly in the envelope provided so that your shares are represented and voted at the annual meeting.

                                        By Order of the Board of Directors,

                                        Frank T. Kane
                                        Vice President-Finance,
                                        Chief Financial Officer
                                        and Secretary

April 6, 2006

                           CHROMCRAFT REVINGTON, INC.
                          1100 NORTH WASHINGTON STREET
                              DELPHI, INDIANA 46923

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                               GENERAL INFORMATION

     This proxy statement is furnished to the stockholders of Chromcraft Revington, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the annual meeting of stockholders of the Company to be held on Tuesday, May 9, 2006 at 10:30 a.m., Indianapolis time, at the Conrad Hotel, 50 West Washington Street, Indianapolis, Indiana, and at any and all adjournments or postponements of the meeting. This proxy statement and accompanying form of proxy were first mailed to stockholders of the Company on or about April 6, 2006.

     The cost of soliciting proxies will be borne by the Company. In addition to use of the mail, proxies may be solicited personally or by telephone by directors, officers and certain employees of the Company who will not be specially compensated for such solicitation. The Company also will request brokerage firms, nominees, custodians and fiduciaries to forward the proxy solicitation materials relating to the annual meeting to the beneficial owners of common stock and will reimburse such institutions for the cost of forwarding these materials.

     Any stockholder giving a proxy has the right to revoke it at any time before the proxy is exercised. Revocation may be made by written notice delivered to the Secretary of the Company, by executing and delivering to the Company a proxy bearing a later date or by attending and voting in person at the annual meeting.

     The shares represented by proxies received by the Company will be voted as instructed by the stockholders giving the proxies. In the absence of specific instructions, proxies will be voted as follows:

     - FOR the election as directors of the eight persons named as nominees in this proxy statement, each of whom will serve for a term expiring at the 2007 annual meeting of stockholders and until his successor is duly elected and qualified;

     -    FOR the approval of the 2006 Executive Incentive Plan of the Company;
          and

     - FOR the approval of the amended and restated Directors' Stock Plan of the Company.

     If for any reason any director nominee named in this proxy statement becomes unable or unwilling to serve, the persons named as proxies in the accompanying form of proxy will have authority to vote for a substitute nominee should the Board of Directors determine to nominate another person. The accompanying form of proxy gives discretionary authority to the persons named as proxies to vote in accordance with the directions of the Board of Directors on any other matters that may properly come before the annual meeting.

     The principal executive office of the Company is located at 1100 North Washington Street, Delphi, Indiana 46923.

                                VOTING SECURITIES

     The Company has one class of capital stock outstanding consisting of common stock. The close of business on March 10, 2006 has been fixed as the record date (the "Record Date") for determining stockholders of the Company entitled to notice of and to vote at the annual meeting of stockholders and any adjournments or postponements thereof. On the Record Date, the Company had 6,147,276 shares of common stock outstanding and entitled to vote. There are no other outstanding securities of the Company entitled to vote.

     Each share of common stock of the Company is entitled to one vote, exercisable in person or by proxy. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock is necessary to constitute a quorum in order for business to be conducted at the annual meeting. Shares voting, abstaining or withholding authority to vote on any matter at the annual meeting will be counted as present for purposes of determining a quorum. Assuming a quorum is present at the annual meeting, the election of directors will be determined by a plurality of the votes cast, and approval of the other items set forth in the Notice for this meeting as well as any other matters that may properly come before the meeting will be approved by the affirmative vote of the holders of at least a majority of the shares present, in person or by proxy, at the annual meeting.

     Instructions on the accompanying proxy to withhold authority to vote for one or more of the director nominees will result in those nominees receiving fewer votes. In counting the votes with respect to the approval of the other items set forth in the Notice for this meeting as well as any other matters that may properly come before the meeting, abstentions will have the same effect as votes against the matter. Shares that are the subject of a broker non-vote will be deemed to be not voted.

     Each participant in the Employee Stock Ownership Plan (the "ESOP") of the Company will receive a voting instruction card to use to provide voting instructions to First Bankers Trust Services, Inc., the trustee for the ESOP, for the shares allocated to the participant's account under the ESOP as of the Record Date. Voting instructions to the trustee should be completed, dated, signed and returned in the envelope provided by May 3, 2006. Voting instructions of individual participants will be kept confidential by the ESOP trustee and will not be disclosed to any director, officer or other person at the Company.

     Unless the ESOP or the fiduciary duties of the ESOP trustee require otherwise, the trustee will vote (i) the shares allocated to participants' accounts under the ESOP in accordance with the instructions received in a timely manner from participants, and (ii) the shares that have not been allocated to participants' accounts in accordance with the directions of the Benefit Plans Administrative Committee of the Company (the "Benefits Committee"). If a participant does not return his or her voting instruction card in a timely manner or if the voting instruction card is returned unsigned or without indicating how the participant desires to vote, the Benefits Committee will direct the ESOP trustee how to vote the shares allocated to the participant's account.

     Each participant in the Savings Plan of the Company will receive a voting instruction card to use to provide voting instructions to T. Rowe Price Trust Company, Inc., the trustee for the Savings Plan, for the shares credited to the participant's account under the Savings Plan as of the Record Date. Voting instructions to the trustee should be completed, dated, signed and returned in the envelope provided by May 3, 2006. Voting instructions of individual participants will be kept confidential by the Savings Plan trustee and will not be disclosed to any director, officer or other person at the Company.

     Unless the Savings Plan or the fiduciary duties of the Savings Plan trustee require otherwise, the trustee will vote the shares credited to participants' accounts under the Savings Plan in accordance with the instructions received in a timely manner from participants. If a participant does not return his or her voting instruction card in a timely manner or if the voting instruction card is returned unsigned or without indicating how the participant desires to vote, the Benefits Committee will direct the Savings Plan trustee how to vote the shares credited to the participant's account.

     The Benefits Committee is comprised of two members, namely Benjamin M. Anderson-Ray, who is the Company's Chairman and Chief Executive Officer, and Frank T. Kane, who is the Company's Vice President-Finance and Chief Financial Officer. The members of the Benefits Committee are appointed by the Board of Directors and may be changed by the Board at any time.

                         ITEM 1 - ELECTION OF DIRECTORS

     The first item to be acted upon at the annual meeting of stockholders will be the election of eight directors of the Company, each of whom will serve a term expiring at the 2007 annual meeting of stockholders and until his successor is duly elected and qualified.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE ELECTION
                AS DIRECTORS OF EACH OF THE NOMINEES NAMED BELOW.

     The Nominating and Corporate Governance Committee first considered and then recommended to the Board of Directors that each of the director nominees named in this proxy statement be nominated to serve as a director of the Company. The Board of Directors has accepted the recommendation of the Nominating and Corporate Governance Committee and has nominated these individuals to serve as directors of the Company.

     The Company expects each nominee for election as a director named in this proxy statement to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees if selected by the Board of Directors, unless the Board chooses to reduce the number of directors of the Company. The persons named on the enclosed proxy intend to vote each proxy, if properly signed and returned, FOR the election of each of the eight director nominees identified in this proxy statement, unless indicated on the proxy that the stockholder's vote should be withheld from any or all of the nominees.

     Set forth below are the name and age of each director nominee, his principal occupation and his directorships with other companies. All of the nominees currently are members of the Board of Directors of the Company.

     BENJAMIN M. ANDERSON-RAY, age 51, was appointed to the Board of Directors and as Chief Executive Officer of the Company on June 22, 2005. He was named Chairman of the Board as of August 1, 2005. From 2004 to 2005, Mr. Anderson-Ray served as a Managing Partner of Spring Garden Corporate Advisors, Inc., an investment advisory firm serving the horticultural industry. He is also a co-founder and member of the board of directors of PALCO Systems, a medical equipment developer. From 2002 to 2004, he served as the Chief Executive Officer of Gravograph New Hermes Holdings, LLC, a manufacturer and marketer of equipment, software, consumables and related services in the durable marking industry. Prior to Gravograph, Mr. Anderson-Ray held various senior management positions, including President of the Global Business Group at Sunrise Medical, Inc., a durable medical equipment company. Earlier in his career, he held senior marketing, sales and general management positions at Newell Rubbermaid, Inc., Black & Decker Corporation and General Electric Company. Mr. Anderson-Ray is a member of the Company's Strategy Committee, which he chairs.

     RONALD H. BUTLER, age 56, is a director and the President and Chief Executive Officer of Pet Resorts, Inc., a privately-held company that builds premium pet boarding, daycare, pet training and grooming facilities. Previously, Mr. Butler served as the Chief Executive Officer of Three Dog Bakery, Inc., a manufacturer of pet foods. Mr. Butler also serves as a director of ARXX Building Products (Ontario, Canada) and has held senior management positions at various companies, including PETsMART and Payless Cashways, Inc. Mr. Butler has served as a director of the Company since 2004. He is a member of the Company's Compensation Committee, which he chairs, and Strategy Committee.

     JOHN R. HESSE, age 72, was appointed to the Board of Directors on December 9, 2005. Mr. Hesse is the President of Spring Garden Corporate Advisors, Inc., an investment advisory firm serving the horticultural industry. From 1997 until 2002, Mr. Hesse served as the Chairman and Chief Executive Officer of International Garden Products, Inc., a consolidator of horticultural production companies. Mr. Hesse is a member of the Company's Audit Committee, Nominating and Corporate Governance Committee and Strategy Committee.

     DAVID L. KOLB, age 67, served as the Chairman of the Board of Directors of Mohawk Industries, Inc., a worldwide producer and distributor of flooring products, from 1988 until his retirement in 2004 and as Chief Executive Officer from 1988 until 2000. From 1980 until 1988, Mr. Kolb served as the President of Mohawk Carpet Corporation. Mr. Kolb currently serves as a director of Mohawk Industries, Inc., Aaron Rents, Inc. and Paxar Corp. Aaron Rents, Inc. is a retailer specializing in the rental and sale of residential and office furniture, consumer electronics and home appliances and accessories. Paxar Corp. is a provider of identification and tracking solutions for retailers and apparel manufacturers. Mr. Kolb is a member of the Company's Compensation Committee. He has served as a director of the Company since 1992.

     LARRY P. KUNZ, age 71, served as the President and Chief Operating Officer of Payless Cashways, Inc., a retailer of building materials and home improvement products, from 1986 until his retirement in 1993. Mr. Kunz is a member of the Company's Nominating and Corporate Governance Committee, which he chairs. He has served as a director of the Company since 1992.

     THEODORE L. MULLETT, age 64, has been a management consultant since 1998. From 1965 until his retirement in 1998, Mr. Mullett was a certified public accountant with KPMG LLP and was a partner with that firm from 1973 until 1998. Mr. Mullett is a member of the Company's Audit Committee, which he chairs, and the Compensation Committee. He has served as a director of the Company since 2002.

     CRAIG R. STOKELY, age 60, was appointed to the Board of Directors on December 9, 2005. Since 1992, Mr. Stokely has served as the President of The Stokely Partnership, Inc., a management consulting firm. Previously, he served as Senior Vice President of Corporate Development at Fellowes, Inc., a worldwide manufacturer of office products. Earlier in his career, Mr. Stokely held senior management positions with the LeeWards and Kenner Toy divisions of General Mills, Inc. Mr. Stokely currently serves as a director of Showingtime, Inc., a privately-held technology company serving the residential real estate industry. He is a member of the Company's Compensation Committee, Nominating and Corporate Governance Committee and Strategy Committee.

     JOHN D. SWIFT, age 64, was appointed to the Board of Directors on December 9, 2005. Mr. Swift served as the Vice President-Finance and Chief Financial Officer of Mohawk Industries, Inc., a worldwide producer and distributor of flooring products, from 1987 until his retirement in 2004. Earlier in his career, he held various finance and accounting positions at General Electric Company and Firestone Tire and Rubber Company. Mr. Swift is a member of the Company's Audit Committee and Strategy Committee.

           ITEM 2 - APPROVAL OF THE COMPANY'S EXECUTIVE INCENTIVE PLAN

     The second item to be acted upon at the annual meeting of stockholders will be the approval of the 2006 Executive Incentive Plan of the Company.

                  THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR
                    APPROVAL OF THE EXECUTIVE INCENTIVE PLAN

BACKGROUND

     The Board of Directors of the Company approved a new Executive Incentive Plan effective as of January 1, 2006. The Board will submit the plan to stockholders for approval at the annual meeting of stockholders. Awards made under the Executive Incentive Plan are subject to stockholder approval of the plan.

     If approved by stockholders, the new plan will supersede and replace the Company's existing Short Term Executive Incentive Plan and Long Term Executive Incentive Plan (both of which were approved by stockholders in 2002). The Board of Directors determined that it would be desirable to approve a new plan that will provide for long and short term awards under a single plan and that will provide the Compensation Committee with the flexibility to use various types of equity-based compensation awards.

     The principal differences between the new Executive Incentive Plan and the current Long Term Executive Incentive Plan are that the new plan (i) allows the Compensation Committee to award long-term incentive compensation in the form of nonqualified stock options, stock appreciation rights, restricted stock or performance shares (payable in the discretion of the Committee 50% in stock options or shares and 50% in cash), whereas the current plan permits long-term awards to be paid only 50% in stock options and 50% in cash, and (ii) allows for a maximum aggregate of one million shares subject to stock options, stock appreciation rights, shares of restricted stock and performance shares, whereas the current plan's limit on the maximum number of awards is derived by virtue of the maximum number of stock options that may be issued under the Company's 1992 Stock Option Plan. The principal differences between the new Executive Incentive Plan and both the current Short Term and Long Term Executive Plans are that the new plan (i) provides for different business criteria upon which performance measures are based, (ii) provides for different limitations on maximum payouts of awards, and (iii) allows for the payment to a participant of excise and certain other taxes relating to an excess parachute payment.

     In addition to granting stock options under the new plan, stock options may continue to be granted under the Company's 1992 Stock Option Plan (as amended and restated effective March 15, 2002) until the maximum number of shares under the 1992 Stock Option Plan has been issued. As of the date of this proxy statement, there are 265,543 shares available for issuance pursuant to stock options under the 1992 plan.

     If stockholders approve the new Executive Incentive Plan, no new awards will be made under the Short Term Executive Incentive Plan or the Long Term Executive Incentive Plan. All outstanding awards (whether vested or unvested) under these plans, however, will remain valid, outstanding and subject to the terms and conditions of these plans. If stockholders do not approve the new Executive Incentive Plan, then awards will continue to be made under the Short Term Executive Incentive Plan and the Long Term Executive Incentive Plan.

     The purposes of the new Executive Incentive Plan are (i) to provide key employees of the Company and its affiliates with an incentive for making outstanding contributions to the financial success


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of the Company and its affiliates, (b) to provide key employees with an incentive to achieve certain short-term objectives of the Company and its affiliates, (c) to promote the long-term financial success of the Company and its affiliates by further aligning the interests of key employees with the interests of the Company's stockholders, and (d) to provide the Company with an ability to attract, motivate and retain the services of key employees who make significant contributions to the financial success of the Company and upon whose judgment, initiative, effort and performance the successful conduct of the Company's business is largely dependent.

     The Executive Incentive Plan also is intended to provide performance-based compensation to certain key employees within the meaning of Section 162(m) of the Internal Revenue Code ("Code Section 162(m)"). Code Section 162(m) and the regulations under this section place a $1,000,000 limit on the federal income tax deduction that may be taken by the Company for compensation paid to its chief executive officer and each of its four other most highly compensated officers (these five individuals are referred to as covered employees). Compensation that is performance-based, however, is not subject to this tax deduction limitation. In general, compensation is treated as performance-based if it is payable on the attainment of objective performance goals established in advance by a committee of outside directors and the material terms of the plan under which the compensation is paid are disclosed to and approved by stockholders.

     Accordingly, stockholders are being asked to approve this plan so that awards under the plan will not be subject to the federal income tax deduction limit described above.

     A summary of the material terms of the Executive Incentive Plan is set forth below. A copy of the plan is attached as Appendix A to this proxy statement, and the summary below is qualified in its entirety by reference to this Appendix.

SUMMARY OF MATERIAL PROVISIONS OF THE EXECUTIVE INCENTIVE PLAN

     Eligibility. Any current or future officer or key employee of the Company or any of its affiliates designated by the Compensation Committee of the Board of Directors is eligible to participate in the Executive Incentive Plan and to receive an award under the plan.

     No employee will have the right to be selected to be a participant in the plan, to receive an award under the plan or, after having been selected to be a participant for a particular performance period, to be selected to be a participant for another performance period or to receive any future awards (whether or not on the same terms and conditions or with similar performance measures or otherwise). In addition, participation in the plan will not confer upon any participant any right to continued employment by the Company or any of its affiliates and will not interfere with or affect in any way the right of the Company or an affiliate to terminate any participant's employment at any time or to change the terms and conditions of such employment unless expressly provided otherwise in a written employment agreement between the participant and the Company or an affiliate.

     Types of Awards. The Executive Incentive Plan permits the award of nonqualified stock options, stock appreciation rights, restricted stock, performance shares and cash. Awards under the plan will be subject to performance measures, continued service with the Company or an affiliate and/or other criteria established by the Compensation Committee.

     Maximum Number of Shares Subject to the Plan. Subject to certain adjustments, a maximum aggregate of one million shares subject to nonqualified stock options, stock appreciation rights, shares of restricted stock and performance shares may be granted under the plan. If an equity-based award does not vest or is not earned and is forfeited, the shares subject to that award will be available for new grants under the plan. The one million shares available under the new plan are in addition to the 265,543 options available for grant under the Company's 1992 Stock Option Plan.

     Performance Measures. The Compensation Committee will determine the performance measures (if applicable) with respect to an award for each participant and for each performance period. The performance measures will be based on business criteria against which a participant's performance will be measured to determine whether a cash award will be earned or an equity-based award will vest or become earned or exercisable. These business criteria will consist of one or more of the following as they relate to the Company or one of its affiliates:

     (i)    earnings before interest and taxes;

     (ii)   earnings before interest, taxes, depreciation and amortization;

     (iii) earnings before interest, taxes, depreciation and amortization and non-cash ESOP compensation expenses;

     (iv)   return on net assets;

     (v)    return on equity;

     (vi)   return on invested capital;

     (vii)  sales or revenues;

     (viii) net income;

     (ix)   earnings per share on a diluted basis; and

     (x) such other measures, metrics or strategic actions as may be determined by the Compensation Committee that will apply to a participant who is not a covered employee.

     The Compensation Committee is not required to establish performance measures for all awards under the new Executive Incentive Plan but must establish performance measures based on one or more of the above criteria for awards intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code.

     The performance measures also will include an award rate and will provide for a targeted level or levels of achievement relating to one or more of the foregoing business criteria. Performance measures will have "threshold," "target" and "maximum" levels. The performance measures may differ among participants, awards and performance periods. Achievement of the performance measures will be determined based upon the audited financial statements of the Company prepared in accordance with generally accepted accounting principles (or as may otherwise be determined by the Board of Directors) and may exclude any one-time, non-recurring charges or credits as determined by the Board of Directors or the Compensation Committee.

     Performance Periods. The Compensation Committee will determine the performance periods within which a participant must achieve the applicable performance measures. With respect to equity-based awards, the performance periods normally will consist of three year periods. Cash awards normally will involve performance periods of one year.

     Limitations on Awards. Potential awards will be based upon (i) the extent to which the participant has met or exceeded the performance measures for the applicable performance period and/or satisfied continued service requirements with the Company or an affiliate or other requirements, and (ii) the participant's position at the Company or one of its affiliates. In addition, the following limitations will apply to awards under the plan:

     (i) The maximum amount of all cash awards paid under the plan to any one participant in any fiscal year will not exceed (a) with respect to each officer of the Company, the lesser of two times such officer's base salary paid in the fiscal year prior to the year in which the award is paid or $850,000, and (b) with respect to each other participant, the lesser of such participant's base salary paid in the fiscal year prior to the year in which the award is paid or $300,000;

     (ii) The maximum amount of all equity-based awards granted under the plan to any one participant in any fiscal year for performance periods in excess of one year will not exceed (i) with respect to each officer of the Company, the lesser of two times such officer's base salary paid in the fiscal year prior to the year in which the award is granted or $850,000 (except that the maximum amount of equity-based awards that may be granted to Mr. Anderson-Ray in 2006 will be $850,000), and (ii) with respect to each other participant, the lesser of such participant's base salary paid in the fiscal year prior to the year in which the award is granted or $300,000;

     (iii) In the event any award exceeds either or both of the above limitations, then the Compensation Committee will adjust and reduce the dollar value of the award to the applicable limitation in such amounts and on such basis as the Committee, in its sole discretion, deems appropriate; and

     (iv) The amount of an equity-based award will be determined based upon the fair market value of a share of Company common stock on the date that the award is granted to the participant.

     The base salaries paid to the executive officers of the Company are set forth in the Summary Compensation Table appearing on page 21 of this proxy statement and will be set forth in future proxy statements relating to each annual meeting of stockholders of the Company.

     Payment of Awards. After a cash award has vested or been earned, the award will be paid within ninety days following the end of the applicable performance period. After an equity-based award has vested or been earned, the award will be paid, issued or become exercisable on the day following the date on which the award has vested or been earned. All awards will be paid net of any applicable tax withholding obligations. The Committee may, in its discretion, determine to pay one-half of any equity-based awards in cash.

     Administration. The Compensation Committee will administer the Executive Incentive Plan. The Board of Directors intends the Compensation Committee to be comprised solely of directors who are (i) independent under the director independence requirements of the principal securities exchange or market on which shares of the Company's common stock are traded, (ii) non-employee directors under Rule 16b-3 of the Securities Exchange Act of 1934, and (iii) outside directors for purposes of Code Section 162(m). Failure of the Committee to be comprised in this manner will not result in the cancellation, termination or lapse of any award.

     The Compensation Committee will have full power and discretion to determine the amounts, sizes, types, vesting requirements, restrictions, pay-outs, exercise or other prices and all other attributes of awards under the plan; determine the performance measures, performance periods, award rates and all other targets, terms and conditions of awards in a manner consistent with the plan; amend or modify the plan subject to limitations imposed by applicable law and the plan; interpret the plan and all award or other agreements entered into under the plan; establish, amend or waive rules and regulations for the plan's administration; and make all other determinations which may be necessary or advisable for the administration of the plan. All determinations of the Committee will be final. The material actions of the Committee with respect to the administration of the plan will be presented to the Board of Directors for ratification or confirmation before such actions are taken or implemented.

     Termination of Employment. If a participant's employment with the Company or one of its affiliates is terminated due to voluntary resignation or if the participant's employment is terminated by the Company or an affiliate without cause, the all unvested or unearned awards will be forfeited, but all vested or earned awards will be paid to or exercisable by the participant in accordance with the applicable award agreement. If a participant's employment with the Company or one of its affiliates is terminated with cause, then all vested or earned but unexercised or unpaid awards, and all outstanding and unvested or unearned awards, will be forfeited.

     If a participant's employment is terminated due to death or disability, then all unvested or unearned awards will be paid, earned or exercisable (i) on a prorated basis based on the length of time the participant was employed by the Company or an affiliate during the applicable performance period, and (ii) only if the performance measures and other targets, metrics, measures, terms and conditions to which the award relates are ultimately satisfied or fulfilled. In the case of a participant's retirement on or after attaining age 65, the participant's awards will be treated in the same manner as if he or she had died or become disabled, unless the participant's retirement occurs during the first six months of a performance period, in which case all awards will be forfeited.

     Change in Control. Upon a change in control of the Company and unless provided otherwise in a participant's employment or award agreement, (i) a participant's unearned or unvested equity-based awards will be treated as earned or exercisable at the target award rate immediately prior to the effectiveness of the change in control, and (ii) a participant's unearned cash awards will be treated as earned at the target award rate immediately prior to the effectiveness of the change in control on a prorated basis based on the ratio that the number of days in the performance period bears to the total number of days in the performance period.

     Excess Parachute Payments. If a participant incurs an excise tax with respect to any payment under the plan that constitutes an excess parachute payment under Section 280G of the Internal Revenue Code, then the payment will be grossed up in an amount equal to the excise tax on the excess parachute payment plus the income and employment taxes on the gross up amount. The effect of this is that the participant will receive a payment under the plan as if
Section 280G had not been applicable. The participant will be responsible for paying all income and employment taxes on all vested or earned awards under the plan and any excess parachute payments.

     Amendment and Termination. Subject to the terms of the plan and applicable law, the Board of Directors or the Compensation Committee may amend, terminate, discontinue or suspend the plan at any time. In addition, the Compensation Committee may make adjustments to awards, award rates, performance measures, performance periods and other terms and conditions of the plan but may not, without the consent of the participant to whom an award has been made, make any alteration that would adversely affect the award. The total number of awards that may be granted under the plan may not be increased without prior stockholder approval.

     Transferability. Certain awards are transferable to a limited extent to a participant's family members or a family trust or partnership, as well as by the participant's will or the laws of descent and distribution. No award, however, can be otherwise transferred, assigned or pledged nor can a lien, security interest, option or right to acquire be placed on an award.

     Deferral of Payments. Participants are not permitted to defer the receipt of the payment of cash awards that have been earned unless the Compensation Committee should determine in the future to allow deferrals to occur.

SUMMARY OF TAX TREATMENT OF AWARDS

     Nonqualified Stock Options. A nonqualified stock option results in no taxable income to the optionee or deduction to the Company at the time it is granted. An optionee exercising such an option will, at that time, recognize taxable compensation in the amount of the difference between the exercise price and the then fair market value of the shares. Subject to the applicable provisions of the Internal Revenue Code, a deduction for federal income tax purposes will be allowable to the Company in the year of exercise in an amount equal to the taxable compensation recognized by the optionee.

     If, however, a nonqualified stock option is exercised by tendering previously owned shares of the Company's common stock in payment of the exercise price, then the optionee will recognize compensation income equal to the fair market value on the date of exercise of the total number of shares subject to the option less the fair market value on the date of exercise of the shares tendered in payment of the exercise price.

     Stock Appreciation Rights. Generally, the recipient of a stand-alone stock appreciation right will not recognize taxable income at the time the stand-alone stock appreciation right is granted. If an employee receives the appreciation inherent in the stock appreciation right in cash, the cash will be taxed as compensation income to the employee at the time it is received. If the appreciation is paid in the form of the Company's common stock, the fair market value of the shares will also be taxed as compensation income to the employee at the time it is received. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of stock appreciation rights. However, upon the settlement of a stock appreciation right, the Company will be entitled to a deduction equal to the amount of compensation income the recipient is required to recognize as a result of the settlement.

     Restricted Stock, Performance Shares and Cash. Restricted stock is generally taxed as compensation income at the time the restrictions imposed on the shares lapse, unless the recipient elects to be taxed on the value of the shares as of the date of grant. Performance shares and cash awards are generally taxed as compensation income to the participant at the time of payment. In each of the foregoing cases, the Company will generally be entitled to a corresponding federal income tax deduction at the same time the participant recognizes the compensation income.

     Section 162(m) of the Internal Revenue Code. Compensation of persons who are "covered employees" of the Company (the Chief Executive Officer and the four next most highly compensated officers of the Company) is subject to the tax deduction limits of Section 162(m) of the Internal Revenue Code. Awards that qualify as "performance-based compensation" are exempt from Section 162(m), thus allowing the Company the full federal tax deduction otherwise permitted for such compensation. If approved by the Company's stockholders, the new Executive Incentive Plan will enable the Compensation Committee to grant awards that will be exempt from the deduction limits of Section 162(m).

EXECUTIVE INCENTIVE PLAN BENEFITS

     The future benefits to be received by any individual or group of individuals under the plan are not determinable at this time and will depend on future financial performance of the Company and its affiliates.

                  ITEM 3 - APPROVAL OF THE AMENDED AND RESTATED
                              DIRECTORS' STOCK PLAN

     The third item to be acted upon at the annual meeting of stockholders will be the approval of the amended and restated Directors' Stock Plan of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" APPROVAL OF THE
                   AMENDED AND RESTATED DIRECTORS' STOCK PLAN

BACKGROUND

     The Directors' Stock Option Plan of the Company was approved by the Board of Directors and the stockholders effective as of January 1, 2002. The Board has approved several amendments to the plan effective as of December 1, 2005 and will submit the plan, as amended and restated, to stockholders for approval at the 2006 annual meeting of stockholders. Any awards made under the amended and restated plan are subject to stockholder approval of the plan.

     The three principal changes to the Directors' Stock Option Plan are to (i) rename the plan as the Directors' Stock Plan, (ii) increase the number of shares subject to the plan from 75,000 to 150,000 shares, and (iii) permit grants of restricted stock in addition to nonqualified stock options already authorized by the plan. The amended and restated plan is designed to promote the interests of the Company and its stockholders through the granting of shares of common stock subject to a vesting schedule or options to acquire shares of Company common stock to non-employee directors, and thereby continuing to encourage their focus on enhancing long-term stockholder value of the Company.

     A summary of the material terms of the amended and restated Directors' Stock Plan is set forth below. A copy of the plan is attached as Appendix B to this proxy statement, and the summary below is qualified in its entirety by reference to this Appendix.

SUMMARY OF MATERIAL PROVISIONS OF THE DIRECTORS' STOCK PLAN

     Eligibility. All non-employee directors are eligible to receive grants of restricted stock or stock options under the Directors' Stock Plan.

     Grants under the Plan. Only shares of restricted common stock and options to purchase shares of common stock of the Company are permitted to be granted under the plan. Each non-employee director will receive an award of either 3,000 shares of restricted common stock or an option to purchase 10,000 shares of common stock at the time he or she is first elected or appointed to the Board of Directors. Thereafter, each non-employee director will receive an award of either 800 shares of restricted common stock or an option to purchase 2,500 shares of common stock on the day following his or her re-election at an annual meeting of stockholders. The Compensation Committee will determine whether the awards will be made in restricted stock, in stock options or in a combination thereof.

     With respect to stock options, only nonqualified stock options will be awarded under the plan. A nonqualified stock option is an option that does not meet the requirements of Section 422 of the Internal Revenue Code applicable to incentive stock options.

     No restricted stock or options will be granted under the plan after December 1, 2016.

     Vesting. Shares of restricted common stock granted to directors under the plan will vest one year following the date of grant of the shares. Stock options granted to directors under the plan will vest and be exercisable immediately at the time of the grant. The awards of restricted stock will vest immediately upon the death or disability of a director or immediately prior to a change in control of the Company.

     Shares Subject to the Plan. Subject to certain adjustments, a maximum of 150,000 shares of common stock is available for issuance under the amended and restated plan. If restricted stock does not vest or if an option expires or terminates without being exercised in full, the shares subject to that award will be available for new grants under the plan.

     Certain Option Provisions. The exercise price of all options will be not less than 100% of the fair market value (as defined in the amended and restated plan) of the shares on the day the option is granted. All options will be exercisable for a period of up to 10 years. If a director ceases to be a director for any reason other than his death or disability, the option will expire 90 days following the date the director is no longer serving as such, unless the option would expire earlier under its terms. In the case of a director's death or disability, the option will expire one year from the date his status as a director terminates, unless the option would expire earlier under its terms.

     Administration. The Compensation Committee will administer the Directors' Stock Plan. The Committee will interpret the plan and all award or other agreements entered into under the plan; establish, amend or waive rules and regulations for the plan's administration; and make all other determinations which may be necessary or advisable for the administration of the plan.

     The Board of Directors intends the Compensation Committee to be comprised solely of directors who are (i) independent under the director independence requirements of the principal securities exchange or market on which the Shares are traded, and (ii) non-employee directors under Rule 16b-3 of the Securities Exchange Act of 1934. Failure of the Committee to be comprised in this manner will not result in the cancellation, termination, expiration or lapse of any award.

     Amendment and Termination. Subject to the terms of the plan and applicable law, the Board of Directors may amend, terminate, discontinue or suspend the plan at any time but may not, without the consent of a director to whom an award of restricted stock or options has been granted, make any alteration that would adversely affect the award. The Board of Directors has the authority to amend the plan to change the number of shares of restricted stock or the number of stock options that may be awarded upon the initial election or annual re-election as a director. The total number of shares that may be granted under the plan, however, may not be increased without prior stockholder approval.

     Transferability. Certain awards are transferable to a limited extent to a director's family members or a family trust or partnership, as well as by the director's will or the laws of descent and distribution. No award, however, can be otherwise transferred, assigned or pledged nor can a lien, security interest, option or right to acquire be placed on an award.

SUMMARY OF TAX TREATMENT OF AWARDS

     For a discussion of the tax treatment of restricted stock and nonqualified stock option awards under the plan, see the discussion of these awards under
Item 2 above on page 10.

PLAN BENEFITS

     The future benefits to be received by any individual or group of individuals under the plan are not determinable at this time.

                        EXECUTIVE OFFICERS OF THE COMPANY

     Benjamin M. Anderson-Ray and Frank T. Kane are the only executive officers of the Company, and each serves a term of office of one year and until his successor is duly elected and qualified.

     BENJAMIN M. ANDERSON-RAY, age 51, has served as the Chief Executive Officer of the Company since June, 2005 and as its Chairman of the Board since August, 2005.

     FRANK T. KANE, age 52, has served as the Vice President-Finance, Chief Financial Officer, Secretary and Treasurer of the Company since its organization in 1992.

                           STOCK OWNERSHIP INFORMATION

OWNERS OF MORE THAN FIVE PERCENT OF COMMON STOCK

     The stockholders listed in the following table are known by management to beneficially own more than 5% of the outstanding shares of the Company's common stock as of the Record Date.

NAME AND ADDRESS                      NUMBER OF SHARES     PERCENT OF
OF BENEFICIAL OWNER                  BENEFICIALLY OWNED   COMMON STOCK
-------------------                  ------------------   ------------
Chromcraft Revington Employee             1,982,764           32.3%
Stock Ownership Plan Trust (1)
1100 North Washington Street
Delphi, Indiana 46923

FMR Corp. (2)                               957,300           15.6%
82 Devonshire Street
Boston, Massachusetts 02109

T. Rowe Price Associates, Inc. (3)          555,400            9.0%
100 East Pratt Street
Baltimore, Maryland 21202

Royce & Associates, LLC (4)                 419,700            6.8%
1414 Avenue of the Americas
New York, New York 10019

Daniel Zeff (5)                             389,295            6.3%
c/o Zeff Holding Company, LLC
50 California Street, Suite 1500
San Francisco, California 94111

----------
(1) Unless the trust or the fiduciary duties of the trustee require otherwise, the trustee of the ESOP trust will vote (i) the shares allocated to participants' accounts under the ESOP in accordance with the instructions received in a timely manner from participants, and (ii) the shares that have not been allocated to participants' accounts in accordance with the directions of the Benefits Committee. Any shares allocated to a participant's account for which the trustee has not received voting instructions in a timely manner will be voted by the trustee in accordance with the directions of the Benefits Committee. The Benefits Committee consists of Benjamin M. Anderson-Ray, Chairman and Chief Executive Officer of the Company, and Frank T. Kane, Vice President-Finance and Chief Financial Officer of the Company. The members of the Benefits Committee are appointed by the Board of Directors and can be changed by the Board at any time.

(2) Based solely on information provided by FMR Corp. in a Schedule 13G filed with the Securities and Exchange Commission on May 10, 2002. Included as reporting persons in the Schedule 13G are FMR Corp., Edward C. Johnson 3d, Chairman of FMR Corp., and Abigail P. Johnson, a director of FMR Corp. The reporting persons have sole power to dispose of 957,300 shares. Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp., also is reported as a beneficial owner of the 957,300 shares.

(3) Based solely on information provided by T. Rowe Price Associates, Inc. ("Price Associates") in a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2006. These securities are owned by T. Rowe Price Small-Cap Value Fund, Inc., which owns 555,400 shares, representing 9.0% of the outstanding shares of common stock, and which Price Associates serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities. However, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(4)  Based solely on information provided by Royce & Associates, LLC in a
     Schedule 13G filed with the Securities and Exchange Commission on January 12, 2006. Royce & Associates, LLC is the only reporting person identified in the Schedule 13G and it has sole power to vote and dispose of 419,700 shares.

(5) Based solely on information provided by Mr. Zeff in a Schedule 13G filed with the Securities and Exchange Commission on February 9, 2006. Mr. Zeff is the only reporting person identified in the Schedule 13G and he has sole power to vote and dispose of 389,295 shares.

     The ESOP trust, which forms a part of the ESOP, initially purchased 2,000,000 shares of common stock of the Company in 2002. Under a term loan and security agreement, the Company loaned $20,000,000 to the ESOP trust to finance the ESOP trust's purchase of the stock. Under the term loan and security agreement, the ESOP trust will repay the loan to the Company over a 30-year term at a fixed rate of interest of 5.48% per annum and pledges the shares of common stock owned by it to the Company as security for repayment of its obligations thereunder.

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table shows the number of shares of common stock of the Company beneficially owned as of the Record Date by each director and executive officer of the Company, as well as the number of shares beneficially owned by all directors and executive officers as a group.

                              NUMBER OF SHARES       PERCENT OF
     NAME OF PERSON        BENEFICIALLY OWNED (1)   COMMON STOCK
     --------------        ----------------------   ------------
Benjamin M. Anderson-Ray          42,000(2)                *
Ronald H. Butler                  12,500                   *
John R. Hesse                     10,000                   *
Frank T. Kane                    142,528(3)             2.3%
David L. Kolb                     28,500                   *
Larry P. Kunz                     16,500                   *
Theodore L. Mullett               17,700                   *
Craig R. Stokely                  10,000                   *
John D. Swift                     10,000                   *
                                                           *
Directors and Executive
Officers as a Group
(9 Persons)                      289,728                4.5%

----------
*    Represents less than 1% of the outstanding common stock of the Company.

(1) Includes 224,362 shares which directors and executive officers have the right to acquire pursuant to stock options exercisable within sixty days of the Record Date as follows: Benjamin M. Anderson-Ray, -0-; Ronald H. Butler, 12,500; John R. Hesse, 10,000; Frank T. Kane, 139,362; David L. Kolb, 12,500; Larry P. Kunz, 12,500; Theodore L. Mullett, 17,500; Craig R. Stokely, 10,000; and John D. Swift, 10,000.

(2) Includes 28,000 shares of restricted common stock of the Company. One-half of these shares will vest on December 31, 2006 and December 31, 2007, respectively, if Mr. Anderson-Ray is employed by the Company under his employment agreement on these dates.

(3) Includes 200 shares held directly by Mr. Kane, 1,324 shares and 1,642 shares held for the benefit of Mr. Kane under the Chromcraft Revington Savings Plan and the Chromcraft Revington Employee Stock Ownership Plan, respectively, and 139,362 shares subject to options to purchase common stock of the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the federal securities laws, the Company's directors and executive officers, and any persons beneficially owning more than 10% of the Company's common stock, are required to report their initial ownership of the Company's common stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established by the

Securities and Exchange Commission, and the Company is required to disclose in this proxy statement any failure to file timely the required reports by directors, executive officers and 10% stockholders of the Company. During 2005, no director or executive officer was late in filing the required reports with the Securities and Exchange Commission. In making this disclosure, the Company has relied solely upon written representations of directors and executive officers of the Company and copies of reports that those persons have filed with the Securities and Exchange Commission and provided to the Company.

CERTAIN STOCK REPURCHASES BY THE COMPANY

     The Company repurchased 65,987 shares of its common stock in 2005.

                     CORPORATE GOVERNANCE AND BOARD MATTERS

INDEPENDENCE AND GOVERNANCE

     The Board of Directors has determined that each of the directors standing for re-election at the 2006 annual meeting, with the exception of Mr. Anderson-Ray, has no material relationship with the Company that would interfere with the exercise of his independent judgment and, accordingly, is independent under the Company's director independence standards. Mr. Anderson-Ray is not independent because he serves as the Chairman and Chief Executive Officer of the Company. The Company's director independence standards are the same as the director independence criteria adopted by the American Stock Exchange as set forth in Section 121 of the Exchange's Company Guide.

     The Board of Directors has adopted a Code of Ethics applicable to its chief executive officer and senior financial managers, a Code of Business Conduct and Ethics applicable to its directors, officers and employees and a set of Corporate Governance Guidelines. Copies of these items are available, without charge, upon request in writing to Mr. Frank T. Kane, Corporate Secretary, Chromcraft Revington, Inc., at 1100 North Washington Street, Delphi, Indiana 46923, or by telephone at (765) 564-3500.

BOARD COMMITTEES

     The Board of Directors has four committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Strategy Committee. All members of each of the Committees are non-employee directors who are independent under the criteria adopted by the American Stock Exchange, other than Mr. Anderson-Ray who is a member of and chairs the Strategy Committee.

     Audit Committee. The members of the Audit Committee are Messrs. Mullett (Chairman), Hesse and Swift. The committee held four meetings in 2005. As specified in its charter, the Audit Committee's primary objectives are to assist the Board of Directors in its oversight of (i) the integrity of the financial statements of the Company, (ii) the qualifications and independence of the Company's independent auditors, (iii) the performance of the Company's internal audit function, and (iv) the Company's compliance with applicable legal and regulatory requirements. The Audit Committee's charter was attached to the Company's proxy statement relating to the 2004 annual meeting of stockholders and is available upon written request to the Secretary of the Company.

     In addition, among other responsibilities, the Audit Committee appoints, oversees the performance of and approves the fees of the Company's independent auditors; reviews and discusses with management and the independent auditors the Company's annual audited and quarterly financial statements; reviews with management and the independent auditors the adequacy and effectiveness of the Company's internal controls; discusses with management the Company's major financial risk exposures;

assures that the Company maintains an internal audit function; reviews and recommends any changes to the Company's Code of Ethics applicable to its chief executive officer and senior financial managers; annually reviews the Audit Committee's charter and evaluates the Committee's performance; and prepares the Audit Committee report for inclusion in the Company's annual meeting proxy statement.

     The report of the Audit Committee is included in this proxy statement beginning on page 29.

     Compensation Committee. The members of the Compensation Committee are Messrs. Butler (Chairman), Kolb, Mullett and Stokely. The committee held five meetings in 2005. As specified in its charter, the Compensation Committee's primary objective is to assist the Board of Directors in fulfilling its responsibilities relating to the compensation of the executive officers of the Company. The Compensation Committee's charter was attached to the Company's proxy statement relating to the 2004 annual meeting of stockholders and is available upon written request to the Secretary of the Company.

     In addition, among other responsibilities, the Compensation Committee determines the compensation of the Company's chief executive officer and other executive officers; reviews and approves the Company's goals and objectives relevant to compensation of the chief executive officer; develops the philosophies, policies and practices relating to compensation and benefits for executive management of the Company and its subsidiaries; administers the Company's stock option plans for key employees and directors; administers the Company's executive incentive plans; reviews and makes recommendations to the Board of Directors regarding any employment agreements for executive management of the Company and its subsidiaries; reviews and makes recommendations to the Board of Directors regarding director compensation; approves a succession plan developed by management for the Company's chief executive officer and other executive officers; annually reviews the Compensation Committee's charter and evaluates the Committee's performance; and prepares the Compensation Committee report for inclusion in the Company's annual meeting proxy statement.

     The report of the Compensation Committee is included in this proxy statement beginning on page 26.

     Nominating and Corporate Governance Committee. The members of the Nominating and Corporate Governance Committee are Messrs. Kunz (Chairman), Stokely and Hesse. The committee met two times in 2005. As specified in its charter, the primary objectives of the Nominating and Corporate Governance Committee are to assist the Board of Directors by (i) identifying individuals who are qualified to serve as directors of the Company, (ii) recommending to the Board the director nominees for election at each annual meeting of stockholders,
(iii) recommending to the Board any matters relating to the structure, authority and membership of the Board's committees, (iv) developing and recommending to the Board a set of Corporate Governance Guidelines applicable to the Company, and (v) overseeing the evaluation of the Board of Directors. The Nominating and Corporate Governance Committee's charter was attached to the Company's proxy statement relating to the 2004 annual meeting of stockholders and is available upon written request to the Secretary of the Company.

     In addition, among other responsibilities, the Nominating and Corporate Governance Committee reviews possible candidates for election to the Company's Board of Directors; determines the qualifications that the Committee will consider when evaluating potential director nominees; reviews and recommends to the Board of Directors any changes in the Company's Code of Business Conduct and Ethics for its directors, officers and employees and its Corporate Governance Guidelines; oversees the evaluations of executive management of the Company; and annually reviews the Nominating and Corporate Governance Committee's charter and evaluates the committee's performance.

     Strategy Committee. The members of the Strategy Committee are Messrs. Anderson-Ray (Chairman), Butler, Hesse, Stokely and Swift. The primary responsibility of the committee is to assist senior management with overall corporate strategy of the Company.

BOARD MEETINGS

     The Board of Directors held ten meetings during 2005. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and of all Board committees of which he is a member.

DIRECTOR COMPENSATION

     Directors who are not employees of the Company are paid an annual retainer of $20,000. Non-employee directors also receive a fee of $1,500 per day on each day that they attend in person a Board of Directors or a Board committee meeting and a fee of $750 per day on each day that they participate in a telephonic meeting of the Board or a committee, regardless of the number of Board or committee meetings held on a given day. In addition, the chair of the Audit Committee receives an annual retainer of $4,500, and the chairs of the Compensation Committee and the Nominating and Corporate Governance Committee each receive an annual retainer of $3,000. Non-employee directors also are reimbursed for their expenses incurred while traveling on behalf of the Company. A director who is an employee of the Company does not receive a retainer or director or committee fees for his service on the Board of Directors but is reimbursed for his expenses incurred while traveling on behalf of the Company.

     Directors who are not employees of the Company currently are eligible to participate in the Directors' Stock Option Plan of the Company. Under this plan, each non-employee director receives an option to purchase 10,000 shares of common stock at the time he or she is first elected or appointed to the Board of Directors. Thereafter, each non-employee director receives an option to purchase 2,500 shares of common stock on the day following his or her re-election at an annual meeting of stockholders.

     Stock options granted to directors under the plan vest and are exercisable immediately at the time of the grant, have an exercise price equal to the fair market value of the underlying shares on the date of the grant and are exercisable for ten years following the date of each grant.

     In 2005, Messrs. Butler, Kolb, Kunz and Mullett each received an option to purchase 2,500 shares of common stock, and Messrs. Hesse, Stokely and Swift each received his initial option to purchase 10,000 shares of common stock, under the Directors' Stock Option Plan.

     The Board of Directors has amended and restated, subject to stockholder approval, the Directors' Stock Option Plan (to be renamed the Directors' Stock
Plan) primarily to increase the total number of shares permitted to be issued under the plan from 75,000 shares to 150,000 shares and to allow for the automatic grant of either shares of restricted common stock or options to purchase shares of Company common stock. The amended and restated plan is summarized beginning on page 11 of this proxy statement and will be voted upon at the annual meeting of stockholders.

EXECUTIVE SESSIONS OF THE BOARD OF DIRECTORS AND PRESIDING DIRECTOR

     Executive sessions of the Board of Directors are those at which only non-employee directors are present. There were ten executive sessions of the Board of Directors in 2005. Any non-employee director can request that an executive session of the Board be scheduled.

     The presiding director is the director who presides over an executive session of the Board of Directors. The Board of Directors has not designated a specific director to serve as the presiding director at all executive sessions of the Board. Instead, the independent directors rotate the presiding director position among themselves, and a rotation occurs after a director has presided over an executive session.

CONSIDERATION OF DIRECTOR CANDIDATES

     Role of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider candidates for Board membership suggested by the Committee's members, by other members of the Board of Directors and by stockholders. For existing directors to be nominated for re-election at an annual meeting, the Nominating and Corporate Governance Committee will consider the director's performance on the Board, his attendance record at Board and committee meetings, the needs of the Company and the ability of the director to continue to satisfy the established director qualifications set forth in the Company's Corporate Governance Guidelines.

     With respect to new members of the Board, the Nominating and Corporate Governance Committee will consider the needs of the Company and whether the director satisfies the Committee's established director qualifications. When the Committee determines a need exists, the Committee will recommend new directors to replace directors who do not seek re-election, to fill vacancies or to add members to the Board of Directors in the event the size of the Board is increased. Once the Committee has identified a prospective director nominee and has conducted an initial evaluation of the candidate, the Committee will interview the candidate. If the Committee believes the candidate would be an appropriate addition to the Board of Directors, it will recommend to the full Board of Directors that the individual be nominated for election at an annual meeting of stockholders or be elected to fill a vacancy on the Board. The Board of Directors determines the director nominees after considering the recommendation of the Nominating and Corporate Governance Committee.

     Suggestions by Stockholders. The Nominating and Corporate Governance Committee will consider suggestions by stockholders of individuals to serve on the Board of Directors when it makes its recommendations to the full Board of Directors of persons to be nominated as directors. Director candidates suggested by a stockholder will be considered by the Nominating and Corporate Governance Committee in a manner similar to the way that candidates suggested by a Committee member or by a member of the Board of Directors are considered. Any stockholder desiring to make a suggestion to the Nominating and Corporate Governance Committee of a director nominee should submit to the Committee the candidate's name and address; a statement of the candidate's business experience; an identification of other boards of directors and board committees on which the candidate serves; a statement indicating any relationship between the candidate and the Company itself, any customer, supplier or competitor of the Company or the stockholder making the suggestion; a statement that the candidate would be willing to serve if nominated and elected; an evaluation of the candidate in light of the Committee's established director qualifications; and any other information requested by the Committee. These suggestions should be made in writing and received no later than October 31, 2006 by:

     Chair, Nominating and Corporate Governance Committee
     Chromcraft Revington, Inc.
     1100 North Washington Street
     Delphi, Indiana 46923

     Stockholders can also nominate individuals for election as directors at any annual meeting of stockholders in addition to making suggestions to the Nominating and Corporate Governance Committee as provided above. To make such a nomination, a stockholder must comply with the procedures set forth in the Company's By-Laws. Those procedures are contained in Article IX of the By-Laws and are summarized under the heading "STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS" beginning on page 31 of this proxy statement.

     Qualifications of Directors. When evaluating a prospective director nominee, the Nominating and Corporate Governance Committee will consider, among other qualifications, the prospective nominee's:

     -    level of integrity;

     - ability to make sound decisions and to exercise appropriate business judgment;

     -    overall business experience;

     -    knowledge of the Company's industry;

     - ability to devote sufficient time and attention to the performance of his duties as a director;

     - independence from the Company and its customers, suppliers and competitors;

     - potential contribution to the range of talent, skill and expertise needed or appropriate for the Board of Directors;

     -    ability to represent the interests of the Company's stockholders; and

     - background or experience in financial, accounting or compensation matters.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     Stockholders or other interested parties who desire to communicate with the full Board of Directors, the non-employee directors or an individual director may write to:

     Chair, Nominating and Corporate Governance Committee
     Chromcraft Revington, Inc.
     1100 North Washington Street
     Delphi, Indiana 46923

     A letter from a stockholder should state the stockholder's name and, if the stockholder's shares are held in street name, evidence of the stockholder's ownership of Company common stock. Depending on the subject matter of the letter, the Chairman of the Nominating and Corporate Governance Committee will:

     -    forward the letter to the appropriate director;

     - request an officer of the Company to handle the inquiry directly such as, for example, where the letter contains a request for routine information about the Company or stock transfer matters or is primarily commercial in nature; or

     - not forward the letter to any director if it relates to an improper or irrelevant topic.

     At each Board meeting, the Chairman will present a summary of all letters received since the last Board meeting that were not forwarded to all directors and will make those letters available to any director.

ATTENDANCE AT ANNUAL MEETINGS

     The Board of Directors has adopted a policy that it expects all Board members to attend the Company's annual meeting of stockholders. All incumbent directors of the Company who were serving as directors at the time of 2005 annual meeting (Messrs. Butler, Kolb, Kunz and Mullett) attended that meeting.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table summarizes the annual and long term compensation paid by the Company to the executive officers of the Company for the years ended December 31, 2005, 2004 and 2003.

                                       ANNUAL COMPENSATION                     LONG TERM COMPENSATION
                              -------------------------------------   ---------------------------------------
                                                           OTHER          SHARES      RESTRICTED
NAME AND PRINCIPAL                                        ANNUAL        UNDERLYING       STOCK        LTIP        ALL OTHER
POSITION               YEAR    SALARY    BONUS (1)     COMPENSATION   STOCK OPTIONS     AWARDS     PAYOUTS(2)   COMPENSATION
--------------------   ----   --------   ---------     ------------   -------------   ----------   ----------   ------------
Benjamin M.            2005   $198,958    $250,000(4)  $  14,676(5)         -0-       $366,800(6)  $183,050(7)   $   -0-
Anderson-Ray (3)
Chairman
and Chief Executive
Officer of the
Company

Frank T. Kane          2005   $223,333    $ 42,944     $     -0-          4,932                    $ 26,340      $ 15,548(8)
Vice President-        2004    218,333      13,267           -0-          7,260                      50,112        21,199(8)
Finance, Chief         2003    209,167      34,137           -0-         12,946                      66,933        16,475(8)
Financial Officer,
Secretary and
Treasurer of the
Company

Stephen D. Healy (9)   2005   $227,000    $    -0-     $     -0-            -0-                    $  -0-        $  9,337(10)
President of           2004    223,000         -0-           -0-            -0-                       -0-          19,877(10)
Cochrane Furniture     2003    215,000         -0-           -0-            -0-                       -0-          10,034(10)
Company, Inc. (a
wholly-owned
subsidiary of the
Company)

Michael E. Thomas      2005   $146,089    $    -0-     $ 27,338(12)         -0-                    $  -0-        $ 91,313(13)
(11)                   2004    418,000      38,099      136,326(12)      26,464                     179,883       246,652(13)
Retired Chairman,      2003    406,667      99,555       47,610(12)      46,567                     244,000        97,411(13)
President
and Chief Executive
Officer of the
Company

----------
(1) The amounts included in this column for Messrs. Thomas and Kane were earned under the Company's Short Term Executive Incentive Plan for the years indicated.

(2) The awards under the Company's Long Term Executive Incentive Plan were paid to Messrs. Thomas and Kane for the years indicated in two components: 50% in a single lump sum cash amount and 50% in options to acquire shares of the Company's common stock. The cash and stock option components of the awards for 2005, 2004 and 2003 were paid or granted in 2006, 2005 and 2004, respectively.

(3) Mr. Anderson-Ray was appointed as the Chief Executive Officer of the Company on June 22, 2005.

(4) Includes the amount Mr. Anderson-Ray earned under the Company's Short Term Executive Incentive Plan ($175,000) and one-half of Mr. Anderson-Ray's sign-on bonus ($75,000). Unless Mr. Anderson-Ray's employment is terminated by the Company for cause or by Mr. Anderson-

     Ray without good reason, the remaining one-half of the sign-on bonus will be paid on June 20, 2006.

(5)  Represents a tax gross-up on relocation expenses paid to Mr. Anderson-Ray.

(6) Represents 28,000 shares of restricted common stock of the Company awarded to Mr. Anderson-Ray in connection with his employment as the Chief Executive Officer of the Company. These shares will vest in two equal increments on December 31, 2006 and December 31, 2007, respectively, if Mr. Anderson-Ray continues to be employed by the Company under his employment agreement on those dates. The restricted stock was valued based on the closing price of the Company's common stock on December 31, 2005. Mr. Anderson-Ray has the right to vote and to receive dividends on the shares of restricted common stock prior to vesting.

(7) Represents 14,000 shares of restricted common stock of the Company awarded to Mr. Anderson-Ray that vested on December 31, 2005. The shares were valued based upon the average of the high and low prices of the Company's common stock on December 31, 2005.

(8) Represents Company contributions to tax qualified retirement plans of $9,261, $8,200 and $9,985 for 2005, 2004 and 2003, respectively, and payments for retirement benefits reduced under Internal Revenue Code restrictions of $6,287, $12,999 and $6,490 for 2005, 2004 and 2003,
     respectively.

(9) Mr. Healy was not an executive officer of the Company as of December 31, 2005 but is included in the Summary Compensation Table under Item 402(a)(3)(iii) of Regulation SK.

(10) Represents Company contributions to tax qualified retirement plans of $9,261, $8,200 and $10,034 for 2005, 2004 and 2003, respectively, and payments for retirement benefits reduced under Internal Revenue Code restrictions of $76, $11,677 and $-0- for 2005, 2004 and 2003,
     respectively.

(11) Mr. Thomas retired as Chairman, President and Chief Executive Officer of the Company on May 4, 2005.

(12) Includes amounts reimbursed to Mr. Thomas for taxes in connection with Company contributions to Mr. Thomas' supplemental executive retirement plan of $-0-, $109,280 and $37,705 for 2005, 2004 and 2003, respectively. In addition, the amounts for 2005 and 2004 include reimbursed premiums and the related tax gross-up of $23,578 paid in each year for certain life insurance provided to Mr. Thomas.

(13) Includes Company contributions to tax qualified retirement plans of $9,261, $8,200 and $10,034 for 2005, 2004 and 2003, respectively; Company contributions pursuant to Mr. Thomas' supplemental executive retirement plan of $-0-, $172,528 and $59,528 for 2005, 2004 and 2003, respectively; a payment under the supplemental executive retirement plan of $82,052 for 2005; and payments for retirement benefits reduced under Internal Revenue Code restrictions of $65,924 and $27,850 for 2004 and 2003, respectively.

     Under applicable U.S. federal income tax laws, the Company generally cannot take a tax deduction for certain compensation paid to the individuals named in the Summary Compensation Table in excess of $1 million. However, certain performance-based compensation is fully deductible by the Company if certain requirements, including stockholder approval, are met.

STOCK OPTION GRANTS IN 2005

     The following table summarizes certain information concerning stock options granted in 2005 to the persons named in the Summary Compensation Table, and the value of the options held by such persons at December 31, 2005. The exercise price of the stock options equaled the average of the high and low selling prices of the Company's common stock, as reported by the American Stock Exchange on the date of grant.

                                  PERCENT OF                             POTENTIAL REALIZABLE VALUE
                     NUMBER OF       TOTAL                               AT ASSUMED ANNUAL RATES OF
                      SHARES        OPTIONS                             STOCK PRICE APPRECIATION FOR
                    UNDERLYING    GRANTED TO                                    OPTION TERM (1)
                      OPTIONS    EMPLOYEES IN   EXERCISE   EXPIRATION   ----------------------------
      NAME            GRANTED        2005        PRICE        DATE              5%         10%
      ----          ----------   ------------   --------   ----------        --------   --------
Benjamin M.
Anderson-Ray             -0-          -0-           N/A         N/A               -0-        -0-
Frank T. Kane          4,932         18.7%       $12.73      2/8/15          $ 39,469   $100,023
Michael E. Thomas     17,705         67.1%       $12.73      2/8/15          $141,686   $359,063
Stephen D. Healy         -0-          -0-           N/A         N/A               -0-        -0-

----------
(1) These dollar amounts represent a hypothetical increase in the price of the common stock, less the exercise price, from the date of option grant until the expiration date of the option at the rate of 5% and 10% per annum compounded. The actual value, if any, of stock options is dependent on the future performance of the Company's common stock. There can be no assurance that the amounts assumed in these columns will be achieved or that higher amounts will not be achieved.

AGGREGATED OPTION EXERCISES IN 2005 AND YEAR END OPTION VALUES

     The following table summarizes certain information concerning stock options exercised in 2005 by the persons named in the Summary Compensation Table, and the value of the unexercised options held by such persons at December 31, 2005.

                                             NUMBER OF SHARES UNDERLYING       VALUE OF UNEXERCISED
                                               UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                       SHARES                     DECEMBER 31, 2005            DECEMBER 31, 2005(1)
                    ACQUIRED ON     VALUE    ---------------------------   ---------------------------
      NAME            EXERCISE    REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
      ----          -----------   --------   -----------   -------------   -----------   -------------
Benjamin M.
Anderson-Ray              -0-          -0-       -0-              -0-             -0-            -0-
Frank T. Kane           8,000     $ 11,224   116,844           40,000        $193,070       $104,400
Michael E. Thomas      95,687     $259,745   215,736              -0-        $374,799            -0-
Stephen D. Healy       10,000     $ 51,063    89,796           40,000        $172,411       $104,400

----------
(1) Value per share is calculated by subtracting the exercise price from the closing price of the Company's common stock of $13.10 per share on December 31, 2005, as reported on the American Stock Exchange.

EMPLOYMENT AGREEMENTS

     Benjamin M. Anderson-Ray. The Company has entered into an employment agreement with Mr. Anderson-Ray. The initial term of Mr. Anderson-Ray's employment under his employment agreement began on June 20, 2005 and will end on June 20, 2010. Upon the expiration of the initial term, the employment agreement will be automatically renewed on the same terms and conditions for successive one-year terms, unless Mr. Anderson-Ray's employment has been terminated earlier or either the Company or Mr. Anderson-Ray provides to the other a written non-renewal notice.

     Under his employment agreement, Mr. Anderson-Ray will serve as the Company's Chairman and Chief Executive Officer and will have such other authority, duties and responsibilities as the Company's Board of Directors may from time to time prescribe that are consistent with his position as Chief Executive Officer of the Company. The Board of Directors is required to nominate Mr. Anderson-Ray as one of its director nominees to be considered for election at each annual meeting of stockholders during such period of time that Mr. Anderson-Ray is serving as the Company's Chief Executive Officer.

     Mr. Anderson-Ray's base salary will be not less than $375,000 per fiscal year (pro-rated for any partial year of employment), and he will be entitled to participate in all incentive compensation plans and programs generally available to executive officers of the Company and its subsidiaries. He also will be reimbursed for certain relocation expenses and will receive an automobile allowance of $1,500 per month.

     In addition to a non-renewal of his employment agreement as described above, Mr. Anderson-Ray's employment may be terminated (i) by the Company with or without cause, (ii) by Mr. Anderson-Ray with or without good reason, (iii) upon Mr. Anderson-Ray's death or disability, or (iv) by Mr. Anderson-Ray in the event of a change in control of the Company. If Mr. Anderson-Ray's employment is terminated by the Company for cause or by Mr. Anderson-Ray without good reason, the Company will pay Mr. Anderson-Ray a lump sum equal to his monthly base salary for three months. If his employment is terminated by the Company without cause or by Mr. Anderson-Ray for good reason, the Company will pay Mr. Anderson-Ray (i) an amount (payable in twelve equal monthly installments) equal to $550,000 if his last day of employment is on or prior to December 31, 2006, or (ii) an amount (payable in twenty-four equal monthly installments) equal to two times his base salary plus two times the average of the awards paid to him under the Company's short term incentive plan in the two fiscal years ended immediately preceding his last day of employment (but in no event greater than two times the average of the target award amounts under the short term incentive plan for such two year period) if his last day of employment is after December 31, 2006. If Mr. Anderson-Ray terminates his employment under certain circumstances upon a change in control of the Company, the Company will pay Mr. Anderson-Ray an amount (payable in twenty-four equal monthly installments) equal to two times his base salary plus two times the average of the awards paid to him under the short term incentive plan in the two fiscal years ended immediately preceding his last day of employment (but in no event greater than two times the average of the target award amounts under the short term incentive plan for such two year period).

     If the Company determines not to renew the employment agreement, it will pay Mr. Anderson-Ray an amount (payable in twenty-four equal monthly installments) equal to two times his base salary plus two times the average of the awards paid to him under the short term incentive plan in the two fiscal years ended immediately preceding his last day of employment (but in no event greater than two times the average of the target award amounts under the short term incentive plan for such two year period). If Mr. Anderson-Ray determines not to renew the Employment Agreement, the Company will pay him an amount (payable in twelve equal monthly installments) equal to his base salary plus the average of the awards paid to him under the short term incentive plan in the two fiscal years ended immediately preceding his last day of employment (but in no event greater than the average of the target award amounts under the short term incentive plan for such two year period).

     In addition, the monthly severance payments described above which are payable over a period of time that is twelve months or longer could be reduced or eliminated entirely if Mr. Anderson-Ray obtains a position with an unrelated entity prior to or during the period of time that severance payments are being paid or if Mr. Anderson-Ray breaches any of his covenants in the employment agreement. Upon any termination of Mr. Anderson-Ray's employment, his vested and unvested incentive compensation awards will be distributed, paid or exercisable as provided in the employment agreement, unless expressly provided otherwise in the Company's short term incentive plan or its long term incentive plan, or in a written agreement between the Company and Mr. Anderson-Ray relating to awards under the short term incentive plan or the long term incentive plan.

     While Mr. Anderson-Ray is employed by the Company and for a period of two years thereafter, the employment agreement prohibits Mr. Anderson-Ray from competing against the Company or its subsidiaries, from soliciting any customers or employees and from requesting any customer, supplier, vendor or others doing business with the Company or its subsidiaries to change their relationship with the Company or its subsidiaries.

     Frank T. Kane. The Company also has entered into an employment agreement with Mr. Kane which provides, among other items, for the employment by the Company of Mr. Kane as the Company's Vice President-Finance, Chief Financial Officer, Secretary and Treasurer through March 15, 2007. The employment agreement provides for automatic extensions for successive one-year periods upon expiration of the initial term, or any renewal term, unless the Company or Mr. Kane gives notice of termination at least 180 days before the termination date.

     Under his employment agreement, Mr. Kane receives a base salary of not less than $205,000 during each year that the employment agreement is in effect and will be entitled to participate in the incentive compensation plans and programs generally available to executives of the Company.

     The Company may terminate the employment of Mr. Kane with or without cause (as defined in the employment agreement) or in the event of the disability of Mr. Kane. Mr. Kane may terminate his employment with or without good reason (as defined in the employment agreement). If the Company terminates Mr. Kane's employment with cause or if Mr. Kane terminates his employment without good reason, then the Company is required to pay him, in a lump sum, his monthly base salary for a three-month period following his termination. If the Company terminates Mr. Kane's employment without cause or if Mr. Kane terminates his employment with good reason, then the Company is required to pay him in 24 equal monthly installments an amount equal to twice the sum of his then-current annual base salary and the higher cash bonus under the short term incentive plan (up to the target award rate) paid to him in the two fiscal years preceding termination. In the event of termination due to disability, Mr. Kane will receive his then-current annual base salary earned through the date of termination.

     If the Company determines not to renew Mr. Kane's employment agreement, it will pay Mr. Kane an amount (payable in twelve equal monthly installments) equal to his base salary plus the greater of the annual cash bonus paid to him under the short term incentive plan (up to the target award rate) in the two years preceding his last day of employment.

     If Mr. Kane terminates his employment following a change in control of the Company (as defined in the employment agreement) and, in addition, a reduction in his duties, a diminution in his salary or benefits or a relocation of his principal place of employment occurs, then the Company will be required to pay him, as severance pay, a lump sum amount equal to twice the sum of his then-current annual base salary and the higher cash bonus under the short term incentive plan (up to the target award rate) paid to him in the two fiscal years preceding termination.

     Under his employment agreement, Mr. Kane may not compete against the Company during his employment by the Company and during the two-year period following termination of his employment. However, if the Company elects not to extend the term of Mr. Kane's employment agreement, then Mr. Kane may not compete against the Company for a one-year period following termination of his employment.

     The foregoing brief description of the material terms of the employment agreements of Messrs. Anderson-Ray and Kane do not purport to be complete and are qualified in their entirety by reference to each employment agreement, as filed with the Securities and Exchange Commission.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is comprised of four non-employee directors:
Messrs. Butler, Kolb, Mullett and Stokely. No member of the Compensation Committee is or was formerly an officer or employee of the Company or any of its subsidiaries. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers of that entity serving as a member of the Board of Directors or Compensation Committee of the Company.

                          COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION PHILOSOPHY

     A primary objective of the Compensation Committee is to develop and maintain executive compensation guidelines and programs for the executive management of the Company and its subsidiaries. The Committee also sets the salary and incentive compensation of the chief executive and other executive officers of the Company, as well as discusses with the chief executive officer the compensation of the executive management of the Company's subsidiaries.

     The Compensation Committee currently uses the following guidelines when establishing the overall executive compensation programs and the compensation package for the Company's chief executive and other executive officers:

     - Provide executive compensation that enables the Company and its subsidiaries to attract and retain appropriate executives.

     - Reward executives for achievement of corporate, subsidiary and individual short- and long-term business objectives and strategies.

     - Align the interests of executives with the long-term interests of stockholders through ownership of common stock of the Company.

     - Foster a corporate environment that rewards successful performance and increased stockholder value of the Company over time.

     The Compensation Committee periodically reviews information relating to what it believes are comparable companies (including certain companies that the Company has included in its peer group for purposes of the stock performance graph appearing on page 29 of this proxy statement) in order to establish general guidelines for executive compensation. In addition, the Compensation Committee has retained an independent compensation consultant to assist it with various compensation matters.

     In determining compensation programs and amounts, the Committee takes into account the limit on the deduction for federal income tax purposes of annual compensation exceeding $1 million that is paid to the chief executive officer or to any of the other four most highly compensated executive officers of the Company. In this regard, the Committee strives to use performance-based compensation that is not subject to the $1 million deduction limit as a component of executive compensation.

COMPONENTS OF EXECUTIVE OFFICER COMPENSATION FOR 2005

     Base Salary. The Compensation Committee annually reviews the base salaries for the Company's executive officers. In determining individual salaries for 2005, the Committee considered a variety of factors, including level of responsibility, individual performance, prior experience and a general comparison of base salaries paid for similar positions at comparable companies.

     Annual Incentives. The Company provides annual incentive compensation opportunities to its executive officers under the Short Term Executive Incentive Plan (this plan is proposed to be replaced by the 2006 Executive Incentive
Plan). Awards under this plan are based on the achievement of corporate, subsidiary and/or individual objectives that are established annually, with awards paid in cash.

     The Committee determines the performance measures for the year and the level of performance required for threshold, target and maximum annual payouts. Threshold performance measures must be satisfied before any payout under the plan will occur.

     Long-Term Incentives. The Company provides long-term incentive compensation opportunities to its executive officers under the Long Term Executive Incentive Plan (this plan is proposed to be replaced by the 2006 Executive Incentive
Plan). Awards under this plan are based on the achievement of corporate, subsidiary and/or individual objectives that are established annually for future three-year performance periods, except that vesting of the award of restricted stock to Mr. Anderson-Ray made in 2005 is based only on his continued service with the Company.

     The Committee determines the performance measures for each three-year performance period and the level of performance required for threshold, target and maximum payouts. Threshold performance measures must be satisfied before any payout under the plan will occur.

CHIEF EXECUTIVE OFFICER COMPENSATION FOR 2005

     The Board of Directors of the Company appointed Mr. Anderson-Ray as the Company's chairman and chief executive officer in 2005. The Company also entered into an employment agreement with Mr. Anderson-Ray. Under his employment agreement, Mr. Anderson-Ray will receive a minimum annual base salary of $375,000 (pro-rated for any partial year).

     Mr. Anderson-Ray was paid a short-term cash incentive award of $175,000 in 2005. In order for Mr. Anderson-Ray to have earned this award, he was required to make a presentation acceptable to the Company's Board of Directors relating to a proposed strategic plan for the Company, an assessment of the key employees of the Company and its subsidiaries and an assessment of the competition affecting the

Company's business. Mr. Anderson-Ray also was paid one-half of his $150,000 sign-on bonus (or, $75,000) in 2005.

     In 2005, Mr. Anderson-Ray received a grant of 42,000 shares of restricted common stock of the Company. At the time of grant, these shares were eligible to vest in equal increments on December 31, 2005, 2006 and 2007 so long as Mr. Anderson-Ray was serving as the Company's chairman and chief executive officer on these dates. Accordingly, 14,000 shares vested on December 31, 2005.

     Because of the importance attributed to selecting and establishing the total compensation of the Company's new chief executive officer, the entire Board of Directors, based on a recommendation of its Search Committee, set the base salary and the short-term and long-term incentive compensation opportunities for Mr. Anderson-Ray. The amount of Mr. Anderson-Ray's base salary and his short-term and long-term incentive compensation award opportunities for 2005 were set at a level that the Company believed was appropriate for it to be able to attract and retain Mr. Anderson-Ray as the Company's chief executive officer.

     Mr. Thomas, who retired as the Company's chairman, president and chief executive officer on May 4, 2005, was paid his 2005 base salary on a pro-rated basis through his retirement date. Mr. Thomas did not receive a short-term or long-term incentive compensation award or payout in 2005.

                                        MEMBERS OF THE COMPENSATION COMMITTEE

                                        Ronald H. Butler, Chairman
                                        David L. Kolb
                                        Theodore L. Mullett
                                        Craig R. Stokely

                             STOCK PERFORMANCE GRAPH

     The graph set forth below compares the five-year cumulative total stockholder return of the Company's common stock with the cumulative total stockholder return of (i) the Russell 3000(R) Index, (ii) the Russell 2000(R) Index, (iii) companies in a new industry peer group compiled by the Company, and
(iv) the peer group utilized by the Company in last year's annual meeting proxy statement. The graph assumes $100 was invested on January 1, 2001 in the Company's common stock, the Russell 2000(R) Index, the Russell 3000(R) Index and companies in the new and prior peer groups, and also assumes the reinvestment of dividends, if any.

     The Company has included the Russell 3000(R) Index in the graph because its common stock is now included in that index rather than the Russell 2000(R) Index. The Company has determined to use a different peer group because it believes the companies included in the new peer group are more reflective of the Company's peers than those included in the peer group utilized last year.

     The new peer group includes Bassett Furniture Industries, Inc., Flexsteel Industries, Inc., Furniture Brands International, Hooker Furniture Corporation, Kimball International, Inc., La-Z-Boy Incorporated, Rowe Furniture Corporation and Stanley Furniture Company, Inc. The peer group utilized in last year's proxy statement included Bassett Furniture Industries, Inc., Flexsteel Industries, Inc., Kimball International, Inc., La-Z-Boy Incorporated, Rowe Furniture Corporation and Stanley Furniture Company, Inc. Calculations for this graph were prepared by Hemscott, Inc.

                                                        FISCAL YEAR ENDING
                           ---------------------------------------------------------------------------
COMPANY/INDEX/MARKET       12/29/2000   12/31/2001   12/31/2002   12/31/2003   12/31/2004   12/30/2005
--------------------       ----------   ----------   ----------   ----------   ----------   ----------
CHROMCRAFT REVINGTON INC     100.00       107.80       130.50       113.40       123.00       131.00
OLD PEER GROUP               100.00       126.17       138.05       141.48       130.15       116.05
RUSSELL 2000 INDEX           100.00       101.02        79.22       115.16       135.31       139.81
NEW PEER GROUP               100.00       135.99       128.63       146.33       134.33       119.48
RUSSELL 3000 INDEX           100.00        87.36        67.44        86.82        95.56        99.65

OLD PEER GROUP             NEW PEER GROUP
--------------             --------------
BASSETT FURNITURE IND      BASSETT FURNITURE IND
FLEXSTEEL INDUSTRIES INC   FLEXSTEEL INDUSTRIES INC
KIMBALL INTERNAT B         FURNITURE BRANDS INTL
LA-Z-BOY INCORPORATED      HOOKER FURNITURE CORP
ROWE COMPANIES THE         KIMBALL INTERNAT B
STANLEY FURNITURE INC      LA-Z-BOY INCORPORATED
                           ROWE COMPANIES
                           STANLEY FURNITURE INC

                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee has furnished the report set forth below on the Company's audited financial statements for the year ended December 31, 2005. The functions of the Audit Committee are described above under the heading "CORPORATE GOVERNANCE AND BOARD MATTERS."

     The Audit Committee reviewed and discussed with management and the independent auditors the Company's audited financial statements as of and for the year ended December 31, 2005. Management has the primary responsibility for the Company's financial statements and the reporting process, including the Company's system of internal controls. The Company's independent auditors, KPMG LLP, audited the Company's financial statements as of and for the year ended December 31, 2005 and expressed an opinion that the financial statements present fairly, in all material respects, the consolidated financial position, results of operations and cash flows of the Company and its subsidiaries as of and for such year in conformity with accounting principles generally accepted in the United States of America.

     The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61. Additionally, the Committee has received from the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1 and has discussed with the independent auditors their independence. The Committee relies on the information and representations provided to it by management and the independent auditors.

     Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements of the Company be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 filed with the Securities and Exchange Commission.

                                        MEMBERS OF THE AUDIT COMMITTEE

                                        Theodore L. Mullett, Chairman
                                        John R. Hesse
                                        John D. Swift

                              INDEPENDENT AUDITORS

GENERAL

     KPMG LLP audited the financial statements of the Company for the year ended December 31, 2005. A representative of KPMG LLP will be present at the annual meeting, will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions.

FEES TO INDEPENDENT AUDITORS

     The following table sets forth the fees billed or to be billed by KPMG LLP to the Company for services performed in connection with the years ended December 31, 2005 and 2004.

                           2005       2004
                         --------   --------
Audit fees (1)           $232,550   $221,300
Audit-related fees (2)     23,000     18,000
Tax fees                      -0-        -0-
All other fees (3)            -0-    161,076
                         --------   --------
   Total                 $255,550   $400,376
                         ========   ========

(1) Audit fees represented fees for professional services rendered in connection with the audit of the Company's financial statements for the years ended December 31, 2005 and 2004 and the review of the Company's financial statements included in its Quarterly Reports on Form 10-Q filed in 2005 and 2004.

(2) Audit-related fees represented fees for professional services rendered in connection with audits of the Company's employee benefit plans.

(3) All other fees consisted of non-audit services primarily related to compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

     KPMG LLP is permitted to provide only services to the Company that have been pre-approved by the Audit Committee.

                        ANNUAL REPORT AND PROXY STATEMENT

     A copy of the Company's 2005 annual report to stockholders, including the audited consolidated financial statements as of and for the year ended December 31, 2005, is enclosed with this proxy statement. The 2005 annual report to stockholders does not constitute proxy soliciting material.

     In an effort to reduce printing costs and postage fees, the Company has adopted a practice whereby stockholders who have the same address and last name and who do not participate in electronic delivery of proxy materials will receive only one copy of this proxy statement and the 2005 annual report unless one or more of these stockholders notifies the Company that they wish to receive individual copies of these materials. The Company will deliver promptly upon written or oral request a separate copy of this proxy statement and its 2005 annual report to any stockholder at a shared address to which a single copy of those materials was sent.

     If a stockholder shares an address with another stockholder and received only one copy of this proxy statement and the 2005 annual report this year but would like to receive a separate copy of these materials in the future, or if a stockholder received multiple copies of this proxy statement and the 2005 annual report but would like to receive a single copy of the Company's proxy statement and annual report in the future, please contact the Company.

     Stockholders may contact the Company by mail at 1100 North Washington Street, Delphi, Indiana 46923 or by telephone at (765) 564-3500. In either case, you should direct your communication to Mr. Frank T. Kane, Corporate Secretary of the Company.

                 STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

     In addition to the notice requirements described below, stockholder proposals desired to be considered for inclusion in the Company's proxy soliciting materials relating to the 2007 annual meeting of stockholders must be received by the Company at its principal executive office no later than December 1, 2006 and must be submitted in accordance with the rules and regulations under the Securities Exchange Act of 1934.

     Stockholders desiring to make a director nomination or a proposal for any business or matter at any annual or special meeting of stockholders of the Company must comply with the notice procedures provided in the Company's By-Laws. Those procedures are summarized below. A complete copy of the Company's By-Laws was included as an exhibit to the Company's Form 8-K filed on December 12, 2005 and is available on the Internet website of the Securities and Exchange Commission at www.sec.gov.

     Nominations for the election as directors and proposals for any business or matter to be presented at any annual or special meeting of stockholders may be made by any stockholder of record of the Company entitled to vote in the election of directors or on the business or matter to be presented, as the case may be, or by the Board of Directors of the Company. In order for a stockholder to make any such nomination or proposal, the stockholder must give notice thereof in writing by certified first class United States mail, return receipt requested, or by receipted overnight delivery to the Corporate Secretary of the Company. Such notice must be received by the Company not later than the following date: (i) with respect to any annual meeting of stockholders, not less than 120 days or more than 180 days prior to the first anniversary of the date of the notice for the previous year's annual meeting of stockholders, or (ii) with respect to any special meeting of stockholders, not more than 15 days following the date of the notice for such special meeting. No notice of any kind under this procedure is required for any nominations for the election as directors or any proposals for any business or matter made by the Board of Directors of the Company.

     Each such notice given by a stockholder with respect to nominations for the election of directors must set forth as to each nominee: (i) the name, age, address and telephone number of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the number of shares of stock of the Company beneficially owned by the nominee, and (iv) any arrangement pursuant to which the nomination is made or the nominee will serve or may be elected. The stockholder making such nominations must also promptly provide any other information relating to his nominees as may be reasonably requested by the Company.

     Each such notice given by a stockholder with respect to proposals for any business or other matter to be presented at any meeting of stockholders must set forth as to each matter: (i) a brief description of the business or matter desired to be presented at the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the Company's list of stockholders for the meeting, of the stockholder making such proposal, (iii) the class and number of shares of stock of the Company beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such proposal. The stockholder making such proposal must also promptly provide any other information relating to his proposal as may be reasonably requested by the Company.

     If any nomination or proposal is not made in accordance with the requirements of this notice procedure, the chairman of the annual or special meeting of stockholders at which such nomination or proposal is sought to be presented may determine that the nomination or proposal was not made in accordance with the notice procedure and, in such event, he may declare to the meeting that the defective nomination or proposal is out of order and will be disregarded and not presented for a vote of the stockholders. This notice procedure does not require the Company to hold any meeting of stockholders for the purpose of considering any nomination or proposal made by any stockholder.

                     DISCRETIONARY VOTING AND OTHER MATTERS

     As of the date of this proxy statement, the Board of Directors knows of no matters other than the items of business identified in the attached Notice of Annual Meeting of Stockholders to come before the annual meeting. If other matters properly come before the annual meeting, the persons named in the enclosed proxy will have authority to vote pursuant to such proxy at the annual meeting in accordance with the directions of the Company's Board of Directors.

     The information under the headings "Compensation Committee Report on Executive Compensation" and "Report of the Audit Committee" does not constitute soliciting material and is not filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

                                        By Order of the Board of Directors,

                                        Frank T. Kane
                                        Vice President-Finance,
                                        Chief Financial Officer,
                                        and Secretary

April 6, 2006

                                                                      APPENDIX A

                           CHROMCRAFT REVINGTON, INC.

                          2006 EXECUTIVE INCENTIVE PLAN
                        (EFFECTIVE AS OF JANUARY 1, 2006)

                                    ARTICLE I
                           EFFECTIVE DATE AND PURPOSE

     SECTION 1.1. EFFECTIVE DATE. Chromcraft Revington, Inc. hereby establishes the Chromcraft Revington 2006 Executive Incentive Plan, as set forth in this document. The Plan permits the award of nonqualified stock options, stock appreciation rights, restricted stock, performance shares and cash. The Plan and all Awards hereunder are expressly conditioned on the approval of the Plan by the stockholders of the Company. The Plan is effective January 1, 2006; provided, however, that no Award can be exercised, earned or paid until the Plan has been approved by stockholders at the Company's 2006 annual meeting of stockholders.

     The Plan supersedes and replaces the Company's Short Term Executive Incentive Plan and the Long Term Executive Incentive Plan (both as amended and restated effective January 1, 2002) and, subsequent to the Effective Date, no new awards will be made under such plans; provided, however, that all outstanding awards (whether vested or unvested) under such plans will remain valid, outstanding and subject to the terms and conditions of such plans. In addition to granting Options under this Plan, stock options may be granted under the Company's 1992 Stock Option Plan (as amended and restated through March 15,
2002) until the maximum number of stock options under the 1992 Stock Option Plan has been granted.

     SECTION 1.2. PURPOSES OF THE PLAN. The purposes of the Plan are (a) to provide key employees with an incentive for making outstanding contributions to the financial success of the Company or its Affiliates; (b) to provide key employees with an incentive to achieve certain short-term objectives of the Company or its Affiliates; (c) to promote the long-term financial success of the Company or its Affiliates by further aligning the interests of key employees with the interests of the Company's stockholders; and (d) to provide the Company with an ability to attract, motivate and retain the services of key employees who make significant contributions to the financial success of the Company or its Affiliates and upon whose judgment, initiative, effort and performance the successful conduct of the Company's business is largely dependent. The Plan also is intended to provide performance-based compensation to Covered Employees within the meaning of Code Section 162(m).

                                   ARTICLE II
                                   DEFINITIONS

     For purposes of the Plan, the following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

     SECTION 2.1. "1934 ACT" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or a regulation thereunder shall include such section, any regulation promulgated under such section and any comparable provision of any future law, legislation or regulation amending, supplementing or superseding such section or regulation.

     SECTION 2.2. "AFFILIATE" means any Subsidiary and any corporation or any other entity (including, but not limited to, partnerships, limited liability companies and joint ventures) controlling, controlled by or under common control with the Company.

     SECTION 2.3. "AWARD" means an award of cash, Options, SARs, Restricted Stock or Performance Shares under this Plan.

     SECTION 2.4. "AWARD AGREEMENT" means the written agreement executed by the Company and a Participant which sets forth the terms and provisions applicable to each Award other than a cash Award.

     SECTION 2.5. "AWARD DATE" means, with respect to any Award, the date on which the Award is made by the Committee or such later date as the Committee may specify to be the effective date of an Award.

     SECTION 2.6. "AWARD RATE" means the performance/payout/position level relationship with respect to an Award.

     SECTION 2.7. "BENEFICIARY" means the person or persons designated by a Participant to receive the benefits under the Plan, if any, which become payable as a result of the Participant's death.

     SECTION 2.8. "BOARD" OR "BOARD OF DIRECTORS" means the Board of Directors of the Company serving on the Effective Date and thereafter.

     SECTION 2.9. "CASHLESS EXERCISE" means, if there is a public market for the Shares, the payment of the Exercise Price of Options (a) through a "same day sale" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased in order to pay the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or (b) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company.

     SECTION 2.10. "CAUSE" means, for purposes of determining whether and when a Participant has incurred a Termination of Service for Cause, a termination of a Participant's employment by the Company or by any Subsidiary or Affiliate for any of the following reasons, unless Cause is defined in a Participant's employment agreement with the Company, Subsidiary or Affiliate in which case such employment agreement shall control with respect to the definition of Cause for that Participant:

     (a) any refusal by the Participant to follow the directions of the Board of Directors or the chairman of the Company or any Subsidiary or Affiliate or the directions of the Participant's supervisor; or

     (b) any negligence by the Participant (or, with the knowledge of the Participant, by any employee of the Company, Subsidiary or Affiliate who reports, directly or indirectly, to the Participant and where the Participant allows or fails to prevent such negligence by such employee) in managing the business, operations or affairs of the Company or any Subsidiary or Affiliate; or

     (c) any dishonesty, fraud, theft or embezzlement by the Participant (or, with the knowledge of the Participant, by any employee of the Company, Subsidiary or Affiliate who reports, directly or indirectly, to the Participant and where the Participant allows or fails to prevent such dishonesty, fraud, theft or embezzlement by such employee) upon or against the Company or any Subsidiary or Affiliate or upon or against any customer of the Company or any Subsidiary or Affiliate; or

     (d) any conviction of, or the entering of any plea of guilty or nolo contendere by, the Participant for any felony; or

     (e) any violation by the Participant (or, with the knowledge of the Participant, by any employee of the Company, Subsidiary or Affiliate who reports, directly or indirectly, to the Participant and where the Participant allows or fails to prevent such violation by such employee) of any law, statute, rule, regulation or governmental requirement that has or will have a significant adverse effect on the Company or any Subsidiary or Affiliate; or

     (f) any noncompliance by the Participant (or, with the knowledge of the Participant, by any employee of the Company, Subsidiary or Affiliate who reports, directly or indirectly, to the Participant and where the Participant allows or fails to prevent such noncompliance by such employee) with any provision of any employee handbook or policy, corporate governance guidelines or code of conduct or ethics of, or any non-solicitation, confidentiality or other agreement with, the Company or any Subsidiary or Affiliate; or

     (g) any misappropriation, usurping or taking by the Participant (or, with the knowledge of the Participant, by any employee of the Company, Subsidiary or Affiliate who reports, directly or indirectly, to the Participant and where the Participant allows or fails to prevent such misappropriation, usurping or taking by such employee) of any corporate opportunity of the Company or any Subsidiary or Affiliate; or

     (h) any alcoholism or unlawful drug, chemical or substance abuse or addiction of the Participant to the extent that such alcoholism, abuse or addiction adversely affects the ability of the Participant to perform his duties and responsibilities to the Company or any Subsidiary or Affiliate or adversely affects the business, operations or affairs of the Company or any Subsidiary or Affiliate.

     SECTION 2.11. "CHANGE IN CONTROL" means the effective date of a transaction or series of related transactions whereby (a) at least fifty-one percent (51%) of the Shares shall subsequent to the effective date be beneficially owned by any person, entity or group (within the meaning of Section 13(d)(3) of the 1934
Act) unrelated to or unaffiliated with the Company, (b) the Company merges into or with, consolidates with or effects any plan of share exchange or other combination with any person or entity unrelated to or unaffiliated with the Company and in which transaction the Company is not the survivor, or (c) the Company disposes of all or substantially all of its assets other than in the ordinary course of business to any person or entity unrelated to or unaffiliated with the Company.

     For purposes of the definition of a Change in Control, a person or entity shall not include any Subsidiary or Affiliate, the ESOP or any other employee benefit plan sponsored by the Company.

     SECTION 2.12. "CODE" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or a regulation thereunder shall include such section, any regulation promulgated under such section and any comparable provision of any future law, legislation or regulation amending, supplementing or superseding such section or regulation.

     SECTION 2.13. "COMMITTEE" means the Compensation Committee of the Board of Directors (or such other committee appointed by the Board to administer the Plan) serving on the Effective Date and thereafter.

     SECTION 2.14. "COMPANY" means Chromcraft Revington, Inc., a Delaware corporation, and any successor thereto.

     SECTION 2.15. "COVERED EMPLOYEE" means an Employee who is a covered employee as defined in Code Section 162(m)(3).

     SECTION 2.16. "DIRECTOR" means any individual who is a member of the Board of Directors.

     SECTION 2.17. "DISABILITY" means an illness or a physical or mental disability or incapacity of the Participant such that the Participant has not been able to perform his duties and responsibilities for the Company or any Subsidiary or Affiliate (as determined by the Company, Subsidiary or Affiliate) for a period of at least ninety (90) consecutive days. Notwithstanding the foregoing, if Disability is defined in a Participant's employment agreement with the Company, Subsidiary or Affiliate, then such employment agreement will control with respect to the definition of Disability for that Participant.

     SECTION 2.18. "EBIT" means the earnings before interest and income taxes of the Company on a consolidated basis or of any Subsidiary or Affiliate. EBIT shall be determined based upon the audited financial statements of the Company prepared in accordance with generally accepted accounting principles and may exclude any one-time, non-recurring charges or credits as determined by the Board of Directors or the Committee.

     SECTION 2.19. "EBITDA" means the earnings before interest, income taxes, depreciation and amortization of the Company on a consolidated basis or of any Subsidiary or Affiliate. EBITDA shall be determined based upon the audited financial statements of the Company prepared in accordance with generally accepted accounting principles and may exclude any one-time, non-recurring charges or credits as determined by the Board of Directors or the Committee.

     SECTION 2.20. "EBITDAE" means the earnings before interest, income taxes, depreciation, amortization and non-cash ESOP compensation expenses of the Company on a consolidated basis. EBITDAE shall be determined based upon the audited financial statements of the Company prepared in accordance with generally accepted accounting principles and may exclude any one-time, non-recurring charges or credits as determined by the Board of Directors or the Committee.

     SECTION 2.21. "EFFECTIVE DATE" means January 1, 2006.

     SECTION 2.22. "ELIGIBLE TRANSFEREES" has the meaning set forth in Section 14.7.

     SECTION 2.23. "EMPLOYEE" means any officer or key employee of the Company or any Subsidiary or Affiliate, whether such officer or key employee is so employed on the Effective Date or becomes employed subsequent to the Effective Date.

     SECTION 2.24. "ESOP" means the Chromcraft Revington, Inc. Employee Stock Ownership Plan Trust which forms a part of the Chromcraft Revington, Inc. Employee Stock Ownership Plan, as may be amended from time to time.

     SECTION 2.25. "EXERCISE PRICE" means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

     SECTION 2.26. "FAIR MARKET VALUE" means the average of the high and low prices of a Share as of a particular date, as reported by the principal securities exchange or market on which the Shares are then listed or traded or, if there are no trades of shares on such date, on the next preceding day on which Shares were traded.

     SECTION 2.27. "FISCAL YEAR" means the annual accounting period of the Company.

     SECTION 2.28. "NASD DEALER" means a broker-dealer who is a member of the National Association of Securities Dealers, Inc.

     SECTION 2.29. "IMMEDIATE FAMILY MEMBERS" has the meaning set forth in
Section 14.7.

     SECTION 2.30. "OPTION" means an Award made to a Participant pursuant to
Article VI of an option to purchase Shares that does not meet the requirements of Code Section 422 applicable to incentive stock options.

     SECTION 2.31. "OPTION PERIOD" means the period during which an Option shall be exercisable in accordance with the applicable Award Agreement and Article VI.

     SECTION 2.32. "PARTICIPANT" means an Employee to whom an Award has been made.

     SECTION 2.33. "PERFORMANCE MEASURES" means the business criteria determined by the Committee, in its sole discretion, to be applicable to a Participant with respect to an Award that is performance-based. Each Performance Measure also shall contain an Award Rate and shall provide for a targeted level or levels of achievement relating to one or more of the following business criteria with respect to the Company and/or one or more Subsidiaries, Affiliates or divisions:
(a) EBIT, EBITDA or EBITDAE, (b) return on net assets, (c) return on equity, (d) return on invested capital, (e) sales or revenues, (f) net income, (g) earnings per share on a diluted basis, and (h) such other measures, metrics or strategic actions as may be determined by the Committee in its discretion from time to time that apply to an Employee who is not a Covered Employee. The Performance Measures may differ from Participant to Participant, from Award to Award and from Performance Period to Performance Period. Achievement of the Performance Measures shall be determined based upon the audited financial statements of the Company prepared in accordance with generally accepted accounting principles (or as may otherwise be determined by the Board of Directors) and may exclude any one-time, non-recurring charges or credits as determined by the Board of Directors or the Committee.

     SECTION 2.34. "PERFORMANCE PERIOD" means the period of time during which Performance Measures must be achieved with respect to an Award, as determined by the Committee.

     SECTION 2.35. "PERFORMANCE SHARE" means an Award made to a Participant pursuant to Article IX.

     SECTION 2.36. "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and, therefore, the Shares are subject to a substantial risk of forfeiture.

     SECTION 2.37. "PLAN" means the Chromcraft Revington, Inc. 2006 Executive Incentive Plan, as set forth in this document and as may hereafter be amended from time to time.

     SECTION 2.38. "RESTRICTED STOCK" means an Award made to a Participant pursuant to Article VIII.

     SECTION 2.39. "RETIREMENT" means the date on which a Participant retires from employment with the Company or any Subsidiary or Affiliate on or after attaining age 65.

     SECTION 2.40. "RULE 16B-3" means Rule 16b-3 promulgated under the 1934 Act, and any future rule or regulation amending, supplementing or superseding such rule.

     SECTION 2.41. "SECTION 16 PERSON" means a person who is required to file appropriate forms or reports with the Securities and Exchange Commission pursuant to Section 16 of the 1934 Act and the regulations promulgated thereunder.

     SECTION 2.42. "SHARES" means the whole shares of voting common stock ($.01 par value) of the Company, whether presently or hereafter issued and outstanding, and any other stock or securities resulting from adjustment thereof as provided in Section 4.5, or the stock of any successor to the Company which is so designated for purposes of the Plan.

     SECTION 2.43. "STOCK APPRECIATION RIGHT" OR "SAR" means an Award that is designated as a "SAR" pursuant to Article VII.

     SECTION 2.44. "SUBSIDIARY" means Chromcraft Corporation ("Chromcraft"), Peters-Revington Corporation ("Peters-Revington"), Cochrane Furniture Company, Inc. ("Cochrane"), Silver Furniture Co., Inc. ("Silver"), Korn Industries, Incorporated ("Korn") and such other present or future direct or indirect subsidiary corporations or entities of the Company which are designated by the Board of Directors or the Committee.

     SECTION 2.45. "TERMINATION OF SERVICE" means any termination, whether pursuant to an employment agreement or otherwise, that actually or effectively causes or results in a Participant ceasing, for whatever reason, to be an Employee of the Company or any Subsidiary or Affiliate, including, but not limited to, death, Disability, Retirement, any termination by the Company or a Subsidiary or Affiliate of the Participant's employment with the Company, Subsidiary or Affiliate (whether with or without Cause), and any voluntary resignation or termination by the Participant of his or her employment with the Company or any Subsidiary or Affiliate. A Termination of Service also shall occur with respect to an Employee who is employed by a Subsidiary or Affiliate if the Subsidiary or Affiliate ceases to be a Subsidiary or Affiliate and the Participant shall not immediately thereafter become an Employee of the Company or another Subsidiary or Affiliate. For purposes of the Plan, transfers or changes of employment between the Company and a Subsidiary or Affiliate (or between Subsidiaries or Affiliates) shall not be deemed a Termination of Service.

                                   ARTICLE III
                                 ADMINISTRATION

     SECTION 3.1. THE COMMITTEE. The Plan will be administered by the Committee. The decision or action of a majority of the actual number of members of the Committee will constitute the decision or action of the Committee. The Committee will consist of not less than three Directors. The members of the Committee will be appointed from time to time by, and will serve at the pleasure of, the Board of Directors. It is intended that the Committee be comprised solely of Directors each of whom is (a) independent under the director independence requirements of the principal securities exchange or market on which the Shares are then traded or listed, (b) a "non-employee director" under Rule 16b-3, and (c) an "outside director" under Section 162(m) of the Code. Failure of the Committee to be so comprised will not result in the cancellation, termination, expiration or lapse of any Award.

     SECTION 3.2. AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Certificate of Incorporation or By-Laws of the Company, and subject to the provisions of the Plan, the Committee will have full power and discretion to select Employees who will be Participants under the Plan for each Performance Period; determine the amounts, sizes, types, vesting requirements, forfeitures, pay-outs, Exercise Prices or other prices and other attributes of Awards; determine the Performance Measures, Performance Periods, Periods of Restriction, Option Periods, Award Rates and all other goals, targets, terms and conditions of Awards in a manner consistent with the Plan; amend or modify the Plan subject to limitations imposed by applicable law and this Plan; construe and interpret the Plan, all Award Agreements and any other agreements or instruments entered into under the Plan; establish, amend or waive rules and regulations for the Plan's administration; and amend the terms and conditions of any outstanding Award and applicable Award Agreement to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. The Committee will make all other determinations which may be necessary or advisable for the administration of the Plan. Each Award, other than a cash Award, shall be evidenced by a written Award Agreement between the Company and the Participant and shall contain such terms and conditions established by the Committee consistent with the provisions of the Plan.

     Notwithstanding anything in the Plan to the contrary, all material actions of the Committee with respect to the administration of the Plan (including, but not limited to, determinations relating to the Employees who will be Participants under the Plan; the amounts, sizes, types, vesting requirements, pay-outs, Exercise Prices or other prices and other attributes of awards; and the Performance Measures, Performance Periods, Periods of Restriction, Option Periods, Award Rates and other targets, terms and conditions of Awards) will be presented to the Board of Directors for ratification or confirmation before such actions of the Committee are taken or implemented.

     The Committee's interpretations, decisions, determinations and actions under the Plan will be made or taken by the Committee in its sole discretion and as it deems advisable or appropriate. The Committee's interpretations, decisions, determinations and actions under the Plan need not be uniform and may be made or taken by the Committee selectively among Employees and Participants, whether or not such persons are similarly situated.

     Any notice or document required to be given to or filed with the Committee shall be properly given or filed if hand delivered (and a delivery receipt is received) or mailed by certified mail, return receipt requested, postage paid, to the Committee c/o Chromcraft Revington, Inc., 1100 North Washington Street, Delphi, Indiana, 46923.

     SECTION 3.3. DELEGATION BY THE COMMITTEE. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors or officers of the Company; provided, however, that the Committee may not delegate its authority and powers (a) with respect to awards to Section 16 Persons, or (b) in any way which would jeopardize the Plan's qualification under or compliance with Code Section 162(m), Rule 16b-3 or other applicable laws, rules or regulations.

     SECTION 3.4. DECISIONS BINDING. All determinations and decisions made by the Committee (subject to Section 3.3), the Board of Directors and any delegate of the Committee pursuant to Section 3.3 shall be final, conclusive and binding on all persons, including the Company, Participants, stockholders of the Company, Beneficiaries and persons having an interest in an Award. No such determinations shall be subject to de novo review if challenged in court.

     SECTION 3.5. ADJUSTMENT TO AWARDS. The Committee may also, in its sole discretion, subject to the limitations contained in the Plan and compliance with Code Sections 162(m) and 409A, make such adjustments to Awards, Performance Measures or Award Rates that the Committee determines to be advisable or appropriate.

     SECTION 3.6. PAYMENT ON CHANGE IN CONTROL OR TERMINATION OF SERVICE. Unless expressly provided otherwise in a Participant's employment agreement with the Company or any Subsidiary or Affiliate or in an Award Agreement, upon a Change in Control, (a) all outstanding and unvested or unearned non-cash Awards shall vest and be treated as earned or exercisable, at the "target" Award Rate, immediately prior to the effectiveness of the Change in Control; and (b) all outstanding and unearned cash Awards shall be treated as earned, at the "target" Award Rate, immediately prior to the effectiveness of the Change in Control, on a prorated basis, based upon the ratio that the number of days in the Performance Period prior to the effectiveness of the Change in Control bears to the total number of days in such Performance Period.

     Upon any Termination of Service of a Participant, the Awards (whether vested, unvested or unearned and whether cash or non-cash Awards) shall be treated as set forth below in this Section, unless expressly provided otherwise in a Participant's employment agreement with the Company or any Subsidiary or Affiliate or in an Award Agreement. In the event of any conflict between a Participant's employment agreement with the Company or any Subsidiary or Affiliate and an Award Agreement, the Award Agreement shall control.

     Upon a Termination of Service due to the death or Disability of a Participant, all outstanding and unvested or unearned Awards at the time of such Termination of Service shall vest and be paid, earned or exercisable (a) on a prorated basis based upon the length of time that the Participant was employed by the Company or any Subsidiary or Affiliate during the applicable Performance Period to which each such Award relates, and (b) only if the applicable Performance Measures and all other targets, metrics, measures, terms and conditions to which each such Award relates are ultimately satisfied or fulfilled. In event an Award shall become so vested, earned or exercisable, or had vested, was earned or became exercisable prior to death or Disability of a Participant, the Award shall be paid to or exercisable by the Participant or his or her representative, as the case may be, in accordance with the applicable Award Agreement.

     Upon a Termination of Service due to a voluntary resignation by the Participant of his or her employment with the Company or any Subsidiary or Affiliate prior to Retirement or due to a termination of the Participant's employment by the Company or any Subsidiary or Affiliate without Cause, (a) all outstanding and unvested or unearned Awards at the time of such Termination of Service shall be immediately forfeited and the Participant shall have no rights with respect thereto, and (b) all vested or earned Awards at the time of such Termination of Service shall be paid to or exercisable by the Participant in accordance with the applicable Award Agreement. Upon a Termination of Service due to a termination of the Participant's employment by the Company or any Subsidiary or Affiliate with Cause, all vested or earned but unexercised or unpaid Awards, and all outstanding and unvested or unearned Awards, at the time of such Termination of Service shall be immediately forfeited and the Participant shall have no rights with respect thereto.

     Upon a Termination of Service due to the Retirement of a Participant, all outstanding and unvested or unearned Awards at the time of such Termination of Service shall vest and be paid, earned or exercisable (a) on a prorated basis based upon the length of time that the Participant was employed by the Company or any Subsidiary or Affiliate during the applicable Performance Period to which each such Award relates, and (b) only if the applicable Performance Measures and all other targets, metrics, measures, terms and conditions to which each such Award relates are ultimately satisfied or fulfilled; provided, however, that if the Participant's Retirement occurs during the first six (6) months of a Performance Period, then all Awards relating to such Performance Period shall be immediately forfeited upon Retirement and the Participant shall have no rights with respect thereto. All Awards that had vested, were earned or became exercisable prior to Retirement shall be paid to or exercisable by the Participant in accordance with the applicable Award Agreement.

     SECTION 3.7. COMMUNICATION OF AWARD OPPORTUNITY LEVEL AND AWARDS. Not later than ninety (90) days following the beginning of each Performance Period, as applicable, the Performance Measures (and their respective weightings), the Award Rates and any other requirements, criteria or attributes for Awards for such Performance Period shall be communicated in writing by the Committee to the Participants eligible for such Awards. Such communication shall not constitute the grant of an Award.

     SECTION 3.8. LIMITATION ON AWARDS. Notwithstanding any other provision in the Plan to the contrary, the following limitations on Awards shall apply:

     (a) The maximum amount of all cash Awards paid under the Plan to any one Participant in any Fiscal Year shall not exceed (i) with respect to each officer of the Company, the lesser of two (2) times such officer's base salary paid in the Fiscal Year prior to the year in which the Award is paid or $850,000, and (ii) with respect to each other Participant, the lesser of such Participant's base salary paid in the Fiscal Year prior to the year in which the Award is paid or $300,000; and

     (b) The maximum amount of all non-cash Awards granted under the Plan to any one Participant in any Fiscal Year for Performance Periods in excess of one year shall not exceed (i) with respect to each officer of the Company, the lesser of two (2) times such officer's base salary paid in the Fiscal Year prior to the year in which the Award is granted or $850,000 (except that the maximum amount of all non-cash Awards granted to the Chief Executive Officer of the Company in 2006 shall be $850,000), and (ii) with respect to each other Participant, the lesser of such Participant's base salary paid in the Fiscal Year prior to the year in which the Award is granted or $300,000; and

     (c) In the event any Award exceeds either or both of the above limitations, then the Committee shall adjust and reduce the dollar value of the Award to the applicable limitation in such amounts and on such basis as the Committee, in its sole discretion, deems appropriate; and

     (d) The amount of a non-cash Award shall be determined based upon the Fair Market Value of a Share on the date that the Award is granted to the Participant.

     SECTION 3.9. FORM OF PAYMENT OF NON-CASH AWARDS. Subject to the limitations contained in Section 3.8 hereof and so long as the Award has been vested or earned, all non-cash Awards may, in the sole discretion of the Committee, be paid fifty percent (50%) in a single lump sum payment (in immediately available funds) and fifty percent (50%) in Shares or Options. The Committee shall make such determination with respect to the form of payment of non-cash Awards at the time that the Awards are granted, paid or earned.

     SECTION 3.10. TIME OF PAYMENT OF AWARDS. Once an Award has vested or been earned, the Award shall, with respect to cash Awards, be paid within ninety (90) days following the end of the applicable Performance Period and shall, with respect to non-cash Awards, be paid, issued or become exercisable on the day following the date on which the non-cash Award has vested or been earned.

     SECTION 3.11. PERFORMANCE-BASED AND OTHER AWARDS. The Committee may, in its sole discretion, require that Awards shall vest or become earned or exercisable based upon (a) the achievement or satisfaction of Performance Measures, (b) continued service with the Company or any of its Subsidiaries or Affiliates, and/or (c) any other basis determined by the Committee; provided, however, that for purposes of qualifying Awards as "performance-based compensation" under Code
Section 162(m) to Covered Employees, the Awards shall vest or become earned or exercisable based upon the achievement of Performance Measures. The Committee shall follow any procedures determined by it in its sole discretion from time to time to be necessary, advisable or appropriate to ensure the qualification of Awards under Code Section 162(m) that are to be considered "performance-based compensation" to Covered Employees.

                                   ARTICLE IV
                           SHARES SUBJECT TO THE PLAN

     SECTION 4.1. NUMBER OF SHARES. Subject to adjustment as provided in Section 4.5, a maximum aggregate of One Million (1,000,000) Shares subject to Options, SARs, Shares of Restricted Stock and Performance Shares may be granted under the Plan. Shares issued under the Plan may be either authorized but unissued Shares, treasury Shares or Shares purchased in the open market, or any combination thereof, as the Committee or the Board of Directors may from time to time determine in its sole discretion.

     Any Award (or any portion thereof) that is forfeited or that remains unearned, unpurchased, undistributed, unvested or unexercised upon termination or expiration of any such Award, or Shares that otherwise cease to be subject to an Award, may be made the subject of other Awards to the same or other Participants and shall be added back to the maximum number of non-cash Awards specified above. If the Exercise Price of any Option, or if any tax liability or tax withholding obligation with respect to an Award, is satisfied by tendering Shares, only the number of Shares actually issued to a Participant, net of the Shares tendered, shall be counted against the maximum number of non-cash Awards specified above.

     SECTION 4.2. SUCCESSOR PLAN. Any Awards or Shares that are available immediately prior to the termination of the Plan, or any Awards or Shares returned to the Company for any reason upon the termination of the Plan, may be transferred to a successor plan.

     SECTION 4.3. RESTRICTIONS ON SHARES. Shares issued upon exercise of an Award shall be subject to the terms, conditions and restrictions specified in the Plan and to such other terms, conditions and restrictions as the Committee, in its sole discretion, may determine or provide in an Award Agreement. The Committee, in its sole discretion, may issue certificates for non-cash Awards or Shares or may keep a record of non-cash Awards or Shares in book entry form. The Committee, in its sole discretion, shall not be required to cause the issuance or delivery of any certificates for Shares, prior to (a) the listing of such Shares on the principal securities exchange or market on which the Shares may then be listed or traded, and (b) the completion of any registration or qualification of such Shares under applicable law or an exemption therefrom. The Company may cause any certificate for any Shares to be delivered hereunder to be properly marked with a legend or other notation reflecting the restrictions on transfer of such Shares as provided in the Plan, as required by applicable law or as the Committee may otherwise require. No fractional Shares shall be issued under the Plan; rather, fractional shares shall be aggregated and then rounded to the next lower whole Share.

     SECTION 4.4. STOCKHOLDER RIGHTS. Except with respect to Restricted Stock as provided in Article VIII, no person shall have any rights or privileges of a stockholder (including, but not limited to, voting and dividend rights) with respect to an Award or any Shares subject to an Award until, after proper exercise or vesting of the Award or other action as may be required by the Committee in its sole discretion, such Shares are recorded on the Company's official stockholder records (or the records of its transfer agent or registrar) as issued to the Participant. Upon exercise or vesting of an Award or any portion thereof, the Company shall have a reasonable period in which to issue the Shares and any certificate representing such Shares to the Participant, and the Participant shall not, except with respect to Restricted Stock as provided in Article VIII, be treated as a stockholder for any purpose whatsoever prior to such issuance. No payment or adjustment shall be made for cash dividends, distributions or other rights for which the record date is prior to the date such Shares are recorded as issued to the Participant in the Company's official stockholder records (or the records of its transfer agent or registrar), except as otherwise expressly provided in the Plan or in an Award Agreement.

     SECTION 4.5. CHANGES IN STOCK. In the event of any change in the Shares by virtue of any stock dividends, stock splits, recapitalizations or reclassifications, or in the event that other securities of the Company shall be substituted for the Shares other than by a Change in Control, the Committee shall appropriately adjust (a) the maximum number of Awards or Shares that may be issued under the Plan, (b) the number, kind and class of securities subject to outstanding Awards, (c) the Exercise Price or other price relating to an Award, and (d) any other term of any Award, all in such manner as the Committee, in its sole discretion, deems advisable or appropriate. Subject to Section 3.2, any determination by the Committee under this Section shall be final and conclusive.

                                    ARTICLE V
                                   ELIGIBILITY

     Only Employees shall be eligible to participate in the Plan. The Committee shall, from time to time and in its sole discretion, select Employees to whom Awards shall be made and determine the terms and conditions with respect thereto. In making any such selection and in determining the type, amount, vesting schedule, Performance Measures and other attributes of an Award, the Committee may give consideration to the functions and responsibilities of the Employee to the Company or its Affiliates, the value of the Employee's contributions or services (past, present or future) to the Company or its Affiliates, input from the Company's Chief Executive Officer or any other officer of the Company or any of its Affiliates and such other factors deemed relevant by the Committee in its sole discretion. Committee members shall not be eligible to participate in the Plan while serving as Committee members. A Participant can be removed as a Participant in the Plan by the Committee effective at any time.

     As a condition to eligibility to participate in the Plan, each Participant shall be required to agree to certain covenants relating to (a) non-solicitation of employees and customers of the Company and any Subsidiary or Affiliate, (b) maintaining the confidentiality of non-public information relating to the Company and any Subsidiary or Affiliate, (c) adherence to the Company's code of business conduct or ethics, and (d) such other matters as determined by the Committee. Such covenants, and the consequences of any breach thereof, shall be set forth in each Award Agreement or in a separate agreement.

                                   ARTICLE VI
                                  STOCK OPTIONS

     SECTION 6.1. AWARD OF OPTIONS. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may award Options to Employees as the Committee, in its sole discretion, determines. Subject to the terms and conditions of the Plan, the Committee, in its sole discretion, shall determine the number of Shares subject to each Option.

     SECTION 6.2. OPTION AWARD AGREEMENT. Each Option shall be evidenced by an Award Agreement that specifies the number of Shares to which the Option pertains, the Exercise Price, the

Performance Measures (if applicable), the Performance Period, the Option Period, any conditions to exercise of the Option and such other terms and conditions as the Committee, in its sole discretion, determines.

     SECTION 6.3. EXERCISE PRICE. The Exercise Price for each Option shall be determined by the Committee in its sole discretion; provided, however, in no event shall the Exercise Price be less than the 100% of Fair Market Value of the Shares to which the Option relates determined as of the Award Date.

     SECTION 6.4. DURATION OF OPTIONS. The Option Period with respect to each Option shall not exceed ten years; provided, however, the Committee may, in its sole discretion, after an Option is awarded, extend the maximum term of the Option.

     SECTION 6.5. EXERCISABILITY OF OPTIONS. All Options shall be exercisable at such times, under such terms and subject to such restrictions and conditions as the Committee determines in its sole discretion and specified in the Award Agreements to which such Options relate. After an Option is awarded, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

     SECTION 6.6. METHOD OF EXERCISE. Subject to the provisions of the applicable Award Agreement, a Participant may exercise an Option, in whole or in part, at any time during the Option Period by giving written notice to the Company of exercise on a form provided by the Committee. Such notice shall specify the number of Shares subject to the Option to be purchased and shall be accompanied by payment in full of the total Exercise Price by cash, check or wire transfer of immediately available funds or such other form of payment as the Company may accept. If permitted by the Committee or the applicable Award Agreement, payment in full or in part also may be made by:

     (a) The delivery of Shares already owned by the Participant for more than six months and having a total Fair Market Value on the date of such delivery equal to the total Exercise Price; or

     (b)  The delivery of cash by a NASD Dealer as a Cashless Exercise.

     No Shares shall be issued until full payment therefor has been made to the Company. A Participant shall have all of the rights of a stockholder of the Company holding the class of Shares subject to the Option (including, if applicable, the right to vote the Shares and the right to receive dividends and distributions) only after the Participant has given written notice of exercise, has paid the total Exercise Price and such Shares have been recorded on the Company's official stockholder records (or the records of its transfer agent or registrar) as having been issued to the Participant.

     SECTION 6.7. RELOAD PROVISION. In the event a Participant exercises an Option and pays all or a portion of the Exercise Price in Shares, in the manner permitted by Section 6.6, such Participant may (either pursuant to the terms of the Award Agreement or pursuant to the sole discretion of the Committee at the time the Option is exercised) be issued a new Option to purchase additional Shares equal to the number of Shares surrendered to the Company in such payment. Such new Option shall (a) have an Exercise Price equal to the Fair Market Value per Share on the Award Date of the new Option, (b) have an Option Period as determined by the Committee in its sole discretion, and (c) expire on the same date as the original Option so exercised by payment of the Exercise Price in Shares.

     SECTION 6.8. RESTRICTIONS ON TRANSFERABILITY. In addition to the restrictions imposed by Section 14.7, at the time an Award of Options is made, the Committee may impose such restrictions on transfer of any Shares acquired pursuant to the exercise of an Option as it deems advisable or appropriate in its sole discretion, the restrictions related to applicable securities laws and the requirements of the principal securities exchange or market on which Shares are then listed or traded.

     SECTION 6.9. SHARES ISSUED UPON EXERCISE OF OPTIONS. Shares issued upon the exercise of Options shall be issued under the Company's 1992 Stock Option Plan (as amended and restated through March 15, 2002) until the remaining Shares available for issuance under such plan have been issued. Thereafter, Shares issued upon the exercise of Options shall be issued under this Plan. The Shares available for issuance under the 1992 Stock Option Plan shall not be included in the maximum number of Shares subject to Options set forth in Section 4.1.

                                   ARTICLE VII
                            STOCK APPRECIATION RIGHTS

     SECTION 7.1. AWARD OF SARS. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may award SARs to Employees as the Committee, in its sole discretion, determines. Subject to the terms and conditions of the Plan, the Committee, in its sole discretion, shall determine the number of SARs awarded to any Participant.

     SECTION 7.2. SAR AWARD AGREEMENT. Each SAR shall be evidenced by an Award Agreement that specifies the number of SARs, the exercise price, the exercise dates, the Performance Measures (if applicable), the Performance Period any conditions to the exercise of the SAR and such other terms and conditions as the Committee, in its sole discretion, determines.

     SECTION 7.3. EXERCISE OF SARS. SARs shall be exercisable on such terms and conditions as the Committee, in its sole discretion, shall specify in the applicable Award Agreement; provided, however, that the exercise price of a SAR shall be equal to the Fair Market Value of a Share on the date of grant of the SAR.

     SECTION 7.4. PAYMENT OF SAR AMOUNT. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

     (a) The sum resulting from the Fair Market Value of a Share on the date of exercise less the exercise price of the SAR (so long as such sum is a positive number); by

     (b)  The number of Shares with respect to which the SAR is exercised.

     At the sole discretion of the Committee, such payment may be in cash, in Shares which have a Fair Market Value equal to the cash payment calculated under this Section or in a combination of cash and Shares.

     SECTION 7.5. TERMINATION OF SAR. A SAR shall terminate at the time provided in the applicable Award Agreement.

     SECTION 7.6. RESTRICTIONS ON TRANSFERABILITY. At the time an Award of SARs is made, the Committee may impose such restrictions on transfer of such Award as it deems advisable or appropriate in its sole discretion.

                                  ARTICLE VIII
                                RESTRICTED STOCK

     SECTION 8.1. AWARD OF RESTRICTED STOCK. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may award Shares of Restricted Stock to Employees as the Committee, in its sole discretion, determines. Subject to the terms and conditions of the Plan, the Committee, in its sole discretion, shall determine the number of Shares of Restricted Stock to be awarded to each Participant.

     SECTION 8.2. RESTRICTED STOCK AWARD AGREEMENT. Each Award of Restricted Stock shall be evidenced by an Award Agreement that specifies the number of Shares of Restricted Stock, the Period of Restriction, the Performance Measures (if applicable), the Performance Period and such other terms and conditions as the Committee, in its sole discretion, determines.

     SECTION 8.3. RESTRICTIONS ON TRANSFERABILITY. Until the end of the applicable Period of Restriction, Shares of Restricted Stock (a) cannot be sold, transferred, assigned, margined, encumbered, gifted, bequeathed, alienated, hypothecated, pledged or otherwise disposed of, whether by operation of law, whether voluntarily or involuntarily or otherwise, nor can a lien, security interest or option be placed thereon, and (b) are not subject to execution, attachment or similar process or otherwise available to the creditors of a Participant. In addition, at the time an Award of Restricted Stock is made, the Committee may impose such additional restrictions on transfer of such Restricted Stock as it deems advisable or appropriate in its sole discretion.

     SECTION 8.4. BOOK-ENTRY SECURITIES; REMOVAL OF RESTRICTIONS. The Company shall issue and maintain Shares of Restricted Stock in book-entry form in the name of the Participant, and such Shares shall be outstanding for all corporate purposes. Until such time as the Shares of Restricted Stock shall vest and become free of the restrictions placed thereon, no certificate representing such Shares shall be issued to, in the name or for the benefit of any Participant. Shares of Restricted Stock may vest and become free of the restrictions placed thereon incrementally during, or at the end of, a Performance Period or in such other manner as the Committee, in its sole discretion, determines. Promptly following the date on which Shares of Restricted Stock vest or become free of the restrictions placed thereon, the Company shall release such Shares to the Participant, less any withholding for applicable taxes.

     SECTION 8.5. VOTING RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock shall possess full voting rights with respect to such Shares, unless the applicable Award Agreement expressly provides otherwise.

     SECTION 8.6. DIVIDEND RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock shall receive all dividends and other distributions, if any, with respect to such Shares, unless the applicable Award Agreement expressly provides otherwise.

     SECTION 8.7. RETURN OF RESTRICTED STOCK TO COMPANY. All Shares of Restricted Stock that have not vested or have not become free of the restrictions placed thereon by the end of Period of Restriction shall be forfeited and shall revert to the Company and thereafter shall be available for new Awards.

     SECTION 8.8. SECTION 83(B) ELECTION. The Committee may, in its sole discretion, provide in an Award Agreement that a Participant to whom an Award of Shares of Restricted Stock has been granted is permitted to make or prohibited from making an election with respect to such Award under Section 83(b) of the Code. If a Participant to whom an Award of Restricted Stock has been granted is permitted to make an election under to Section 83(b) of the Code, then the Participant shall provide a copy of such election to the Company within thirty (30) days following the Award Date.

                                   ARTICLE IX
                               PERFORMANCE SHARES

     SECTION 9.1. AWARD OF PERFORMANCE SHARES. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may award Performance Shares to Employees as the Committee, in its sole discretion, determines. Subject to the terms and conditions of the Plan, the Committee, in its sole discretion, shall determine the number of Performance Shares awarded to each Participant.

     SECTION 9.2. PERFORMANCE SHARE AWARD AGREEMENT. Each Performance Share shall be evidenced by an Award Agreement that specifies the number of Performance Shares, the Performance Period, the Performance Measures (if applicable) and such other terms and conditions as the Committee, in its sole discretion, determines.

     SECTION 9.3. VALUE OF PERFORMANCE SHARES. Each Performance Share shall have an initial value corresponding to the Fair Market Value of a Share on the Award Date.

     SECTION 9.4. BOOK-ENTRY SECURITIES; EARNING OF PERFORMANCE SHARES. The Company shall maintain Performance Shares in book-entry form in the name of the Participant, but such Shares shall not be issued or outstanding for any corporate purpose. Performance Shares may be earned incrementally during, or at the end of, a Performance Period or in such other manner as the Committee, in its sole discretion, determines. After the applicable Performance Period has ended, the Participant shall be entitled to receive those Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the applicable Performance Measures were achieved.

     SECTION 9.5. FORM OF PAYMENT OF PERFORMANCE SHARES. The Committee, in its sole discretion, may pay earned Performance Shares in the form of cash, Options or Shares which have an aggregate Fair Market Value equal to the value of the earned Performance Shares, as the case may be, determined as of the last day of the applicable Performance Period, or a combination thereof.

     SECTION 9.6. CANCELLATION OF PERFORMANCE SHARES. All Performance Shares that have not been earned or vested by the end of the applicable Performance Period shall be forfeited and thereafter shall be available for new Awards.

     SECTION 9.7. NO RIGHTS AS STOCKHOLDER. Participants shall not have any rights as a stockholder of the Company with respect to any Performance Shares until such time as such Shares have been earned or vested and payment for such Performance Shares have been made in Shares rather than cash (as determined by the Committee), and the Shares have been recorded on the Company's official stockholder records (or the records of its transfer agent or registrar) as issued to the Participant.

     SECTION 9.8. RESTRICTIONS ON TRANSFERABILITY. At the time an Award of Performance Shares is made, the Committee may impose such restrictions on transfer of such Performance Shares as it deems advisable or appropriate in its sole discretion.

                                    ARTICLE X
                                   CASH AWARDS

     SECTION 10.1. CALCULATION OF AWARDS. For each Fiscal Year, the Committee may, in its sole discretion, establish the following with respect to the payment of Awards of cash under the Plan:

     (a)  The Performance Measures to be achieved or satisfied;

     (b)  The weight accorded to each Performance Measure for each Participant;

     (c)  The Award Rates for each Participant; and

     (d) Such other terms and conditions as the Committee, in its sole discretion, determines.

     SECTION 10.2. DEFERRED PAYMENT OF CASH AWARDS. No Participant may defer the receipt of payment of a cash Award that would otherwise be due to a Participant by virtue of the achievement or satisfaction of the Performance Measures relating to such Award, unless the Committee, in its sole discretion, determines to allow deferrals of cash Awards by Participants and such deferral right is contained in an Award Agreement and is permitted by applicable law, rule or regulation, including, but not limited to, Code Section 409A. If the Committee determines to permit Participants to defer cash Awards, then the Committee shall establish rules and procedures relating to such deferrals, including, but not limited to, the amount of the Award that may be deferred, the time when an election to defer may be made, the time period of the deferral, the events that would result in payment of the deferred Award, the interest or other earnings attributable to the deferred Award and the method of funding, if any, for the deferred Award.

                                   ARTICLE XI
                       AMENDMENT, TERMINATION AND DURATION

     SECTION 11.1. AMENDMENT, SUSPENSION OR TERMINATION. The Board of Directors may supplement, amend, alter, freeze or discontinue the Plan in its sole discretion at any time and from time to time, but no supplement, amendment, alteration, freezing or discontinuation shall be made which would impair the rights of a Participant under an Award theretofore awarded without the Participant's consent, except that any supplement, amendment, alteration, freezing or discontinuation may be made to (a) avoid a material charge or expense to the Company or an Affiliate, (b) cause the Plan to comply with applicable law or (c) permit the Company or an Affiliate to claim a tax deduction under applicable law. In addition, subject to the provisions of this Article, the Board of Directors, in its sole discretion at any time and from time to time, may supplement, amend, alter, freeze or discontinue the Plan without the approval of the Company's stockholders (i) to the extent such approval is not required by applicable law or the terms of a written agreement, and (ii) so long as any such amendment or alteration does not increase (other than pursuant to Section 4.5) the maximum number of Shares subject to the Plan or increase the maximum number of Options, SARs, Shares of Restricted Stock or Performance Shares that the Committee may award to a Participant.

     SECTION 11.2. DURATION OF THE PLAN AND STOCKHOLDER APPROVAL. The Plan shall become effective on the Effective Date, and subject to Section 11.1, shall remain in effect thereafter; provided, however, that no Options shall be exercised and no other Award shall be exercised, issued or otherwise paid hereunder until the Plan has been approved by the holders of at least a majority of the outstanding Shares at a meeting at which approval of the Plan is considered; and provided further, however, that no Awards shall be granted after the tenth anniversary of the Effective Date.

                                   ARTICLE XII
                                 TAX WITHHOLDING

     SECTION 12.1. WITHHOLDING REQUIREMENTS. All applicable federal, state, local and other income and employment taxes (and all interest and penalties thereon) that arise by virtue of the payment or exercise of an Award shall be the responsibility of and paid by the Participant. Prior to the delivery of any Shares or cash pursuant to the payment or exercise of an Award, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy all federal, state, local and other income and employment taxes required to be withheld with respect to the payment or exercise of such Award.

     SECTION 12.2. WITHHOLDING ARRANGEMENTS. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part, by (a) electing to have the Company withhold otherwise deliverable Shares, or (b) delivering Shares then owned by the Participant for more than six months to the Company which have a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount that the Committee agrees may be withheld at the time any such election is made, not to exceed, in the case of income tax withholding, the amount determined, based upon minimum statutory requirements, by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of income tax to be withheld is determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

                                  ARTICLE XIII
                               LEGAL CONSTRUCTION

     SECTION 13.1. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine and neuter, the plural shall include the singular, and the singular shall include the plural.

     SECTION 13.2. SEVERABILITY. In the event any provision of the Plan (or any portion thereof) is held to be illegal, invalid or unenforceable for any reason, such illegality, invalidity or uneforceability shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid or unenforceable provision (or portion thereof) had never been included herein.

     SECTION 13.3. REQUIREMENTS OF LAW. The issuance of Awards and Shares under the Plan shall be subject to all applicable statutes, laws, rules and regulations and to such approvals and requirements as may be required from time to time by any governmental authorities or any securities exchange or market on which the Shares are then listed or traded.

     SECTION 13.4. GOVERNING LAW. Except to the extent preempted by the federal laws of the United States of America, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Indiana without giving effect to any choice or conflict of law provisions, principles or rules (whether of the State of Indiana or any other jurisdiction) that would cause the application of any laws of any jurisdiction other than the State of Indiana. The Plan and all Award Agreements are intended to comply, and shall be construed by the Committee in a manner which complies with Code Section 409A. To the extent there is any conflict between a provision of the Plan or an Award Agreement and a provision of Code Section 409A, the application of Code Section 409A shall control.

     SECTION 13.5. HEADINGS. The descriptive headings and sections of the Plan are provided herein for convenience of reference only and shall not serve as a basis for interpretation or construction of the Plan.

     SECTION 13.6. MISTAKE OF FACT. Any mistake of fact or misstatement of facts shall be corrected when it becomes known by a proper adjustment to an Award or Award Agreement.

     SECTION 13.7. CODE SECTION 162(M) REQUIREMENTS AND BIFURCATION OF THE PLAN. It is the intent of the Company that the Plan and Awards satisfy and be interpreted in a manner that, in the case of Participants who are Covered Employees, satisfies any applicable requirements as "performance-based compensation." Any provision, application or interpretation of the Plan which is inconsistent with this intent to satisfy the standards in Code Section 162(m) shall be disregarded. Notwithstanding anything to the contrary in the Plan or any Award agreement, the provisions of the Plan may at any time be bifurcated by the Committee in any manner so that certain provisions of the Plan or Award specified by the Committee which are necessary to satisfy the requirements of Code Section 162(m) are only applicable to Covered Employees.

                                   ARTICLE XIV
                                  MISCELLANEOUS

     ARTICLE 14.1. NO EFFECT ON EMPLOYMENT OR SERVICE. Neither the Plan or any Award, nor the execution of any Award Agreement, shall confer upon any Participant any right to continued employment by the Company or shall interfere with or affect in any way the right of the Company to terminate any Participant's employment at any time, with or without Cause, or to change the terms and conditions of such employment unless expressly provided otherwise in a written employment agreement between the Participant and the Company or an Affiliate. Employment with the Company or an Affiliate is on an employee-at-will basis only, unless expressly provided otherwise in a written employment between the Participant and the Company or an Affiliate.

     SECTION 14.2. NO ADVICE. The Company, any Affiliate, the Board of Directors, the Committee and any attorneys, accountants, advisors or agents for any of the foregoing shall not provide any advice, counsel or recommendation to any Participant with respect to, without limitation, any Award, any exercise of an Option or any tax consequences relating to an Award.

     SECTION 14.3. PARTICIPATION. No Employee shall have the right to be selected to be a Participant or to receive an Award under the Plan or, after having been selected to be a Participant for a particular Performance Period, to be selected to be a Participant for another Performance Period or to receive any future Awards (whether or not on the same terms and conditions or with similar Performance Measures or otherwise). Participation in the Plan shall not give any Participant any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.

     SECTION 14.4. NO LIABILITY. No member of the Board of Directors, the Committee or any officer or employee of the Company or any Affiliate shall be personally liable for any action, failure to act, decision or determination made in good faith in connection with the Plan.

     SECTION 14.5. SUCCESSORS. All rights and obligations of the Company under the Plan, with respect to Awards awarded hereunder, shall be binding on any successor or assign of the Company, whether or not the existence of such successor or assign is the result of a Change in Control.

     SECTION 14.6. BENEFICIARY DESIGNATIONS. Any Participant may designate, on such forms as may be provided by the Committee for such purpose, a Beneficiary to whom any vested but unpaid

Award shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

     SECTION 14.7. NONTRANSFERABILITY OF AWARDS. Except as provided in subsections (a) and (b) below, no Award can be sold, transferred, assigned, margined, encumbered, bequeathed, gifted, alienated, hypothecated, pledged or otherwise disposed of, nor can a lien, security interest, option or right to acquire be placed thereon, whether by operation of law, whether voluntarily or involuntarily or otherwise, except by will or by the laws of descent and distribution. In addition, no Award under the Plan shall be subject to execution, attachment or similar process or otherwise be available to the creditors of a Participant. Any attempted or purported act in contravention of or in breach of the Plan or an Award Agreement shall be null and void and of no force or effect whatsoever. All rights with respect to an Award awarded to a Participant shall be exercisable during his or her lifetime only by the Participant, except as provided otherwise in this Section.

     (a) TRANSFERS OF OPTIONS. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit the transfer of an Option by a Participant to: (i) the Participant's spouse, any children or lineal descendants of the Participant or the Participant's spouse, or the spouse(s) of any such children or lineal descendants ("Immediate Family Members"); (ii) a trust or trusts for the exclusive benefit of Immediate Family Members; or (iii) a partnership or limited liability company in which the Participant and/or the Immediate Family Members are the only equity owners (collectively, "Eligible Transferees"); provided, however, that, in the event the Committee permits the transfer of Options awarded to the Participant, the Committee may subsequently, in its sole discretion, amend, modify, revoke or restrict, without the prior consent, authorization or agreement of the Eligible Transferee, the ability of the Participant to transfer Options that have not been already transferred to an Eligible Transferee. An Option that is transferred to an Immediate Family Member shall not be transferable by such Immediate Family Member, except for any transfer by such Immediate Family Member's will or by the laws of descent and distribution upon the death of such Immediate Family Member.

     (b) EXERCISE BY ELIGIBLE TRANSFEREES. In the event that the Committee, in its sole discretion, permits the transfer of Options by a Participant to an Eligible Transferee under subsection (a), the Options transferred to the Eligible Transferee must be exercised by such Eligible Transferee and, in the event of the death of such Eligible Transferee, by such Eligible Transferee's executor or administrator only in the same manner, to the same extent, and under the same circumstances (including, but not limited to, the time period within which the Options must be exercised) as the Participant could have exercised such Options. The Participant, or in the event of his or her death, the Participant's estate, shall remain liable for all federal, state, local and other taxes applicable upon the exercise of an Option by an Eligible Transferee.

     SECTION 14.8. EXCESS PARACHUTE PAYMENTS. Unless expressly provided otherwise in a Participant's employment agreement with the Company or any Subsidiary or Affiliate or in an Award Agreement, following a Change in Control, to the extent that any payment made to a Participant under or by virtue of the Plan constitutes an "excess parachute payment," as such term is defined in
Section 280G(b)(1) of the Code, the Company shall make an additional payment to the Participant equal to the excise taxes attributable to the excess parachute payment and all taxes attributable to such additional payment.

     For purposes of determining whether a payment under or by virtue of the Plan is an excess parachute payment, all payments to the Participant from all other sources shall first be taken into account.

     SECTION 14.9. UNFUNDED PLAN. Benefits payable under the Plan to any person shall be paid by the Company from its general assets, and any person entitled to a payment under the Plan shall have no rights greater than the rights of any other unsecured general creditor of the Company. Shares to be distributed hereunder shall be issued directly by the Company from its authorized but unissued Shares or treasury Shares or acquired by the Company on the open market, or a combination thereof. The Company shall not be required to segregate on its books or otherwise establish any funding procedure for any amount to be used for the payment of benefits under the Plan. If, however, the Company determines to reserve Shares or any cash amounts to discharge its obligations hereunder, such reservation shall not be deemed to create a trust or other funded arrangement.

     SECTION 14.10. MEDICAL TESTING. In connection with the determination of whether Cause for a Termination of Service exists under Section 2.10(h), the Participant shall promptly submit to such reasonable testing as the Company may require and the Participant consents to such test results being provided to the Company.

                                      * * *

                                                                      APPENDIX B

                           CHROMCRAFT REVINGTON, INC.

                   AMENDED AND RESTATED DIRECTORS' STOCK PLAN
                       (EFFECTIVE AS OF DECEMBER 1, 2005)

                                    ARTICLE I
                              PURPOSE AND DURATION

     SECTION 1.1. HISTORY AND PURPOSE OF THE PLAN. The Directors' Stock Option Plan of Chromcraft Revington, Inc. was originally adopted effective as of January 1, 2002. Effective as of December 1, 2005, the Plan was amended to increase the number of Shares reserved for issuance under the Plan from Seventy-Five Thousand (75,000) to One Hundred Fifty Thousand (150,000) shares. The Plan was subsequently amended and restated, again effective as of December 1, 2005, principally to (i) provide for the granting of Shares of Restricted Stock in addition to Options, and (ii) rename the Plan as the Directors' Stock Plan.

     The Plan is designed to promote the interests of Chromcraft Revington, Inc. and its stockholders through the granting of Options and Restricted Stock to the non-employee members of the Company's Board of Directors, thereby encouraging their focus on enhancing long-term stockholder value of the Company.

     SECTION 1.2. EFFECTIVE DATE AND DURATION. Options and Restricted Stock may be granted hereunder for a period of ten (10) years commencing December 1, 2005. However, no Options can be exercised and no Shares of Restricted Stock can vest until the Plan has been approved by the stockholders of the Company. No Options or Shares of Restricted Stock will be awarded after December 1, 2015. On that date, the Plan will expire, except as to outstanding grants of Restricted Stock which have not vested and outstanding Options, with such Shares of Restricted Stock to become vested or forfeited and such Options to remain in effect until they have been exercised, terminated or have lapsed, as applicable.

                                   ARTICLE II
                                   DEFINITIONS

     For purposes of the Plan, the following words and phrases will have the following meanings unless a different meaning is plainly required by the context:

     SECTION 2.1. "1934 ACT" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder will include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.

     SECTION 2.2. "AFFILIATE" means any Subsidiary and any corporation or any other entity (including, but not limited to, partnerships, limited liability companies and joint ventures) controlling, controlled by or under common control with the Company.

     SECTION 2.3. "AWARD" means an award of Options or Restricted Stock under the Plan.

     SECTION 2.4. "AWARD AGREEMENT" means the written agreement executed by the Company and a Director which sets forth the terms and provisions applicable to each Award.

     SECTION 2.5. "AWARD DATE" means, with respect to any Award, the date on which the Award is made.

     SECTION 2.6. "BENEFICIARY" means the person or persons designated by a Director to receive the benefits under the Plan, if any, which become payable as a result of the Director's death.

     SECTION 2.7. "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company serving on the Effective Date or thereafter.

     SECTION 2.8. "CASHLESS EXERCISE" means, if there is a public market for the Shares, the payment of the Exercise Price of Options, (a) through a "same day sale" commitment from the Director and an NASD Dealer whereby the Director irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased in order to pay the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such stock to forward the Exercise Price directly to the Company; or (b) through a "margin" commitment from the Director and an NASD Dealer whereby the Director irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company.

     SECTION 2.9. "CHANGE IN CONTROL" means the effective date of a transaction or series of related transactions whereby (a) at least fifty-one percent (51%) of the Shares will subsequent to the effective date be owned by any person, entity or group (within the meaning of Section 13(d)(3) of the 1934 Act) unrelated to or unaffiliated with the Company, (b) the Company merges into or with, consolidates with or effects any plan of share exchange or other combination with any person or entity unrelated to or unaffiliated with the Company and in which transaction the Company is not the survivor, or (c) the Company disposes of all or substantially all of its assets other than in the ordinary course of business to any person or entity unrelated to or unaffiliated with the Company.

     For purposes of the definition of a Change in Control, a person or entity will not include any Subsidiary or Affiliate or the employee stock ownership plan or any other employee benefit plan sponsored by the Company.

     SECTION 2.10. "CODE" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or a regulation thereunder will include such section, any regulation promulgated under each section and any comparable provision of any future law, legislation or regulation amending, supplementing or superseding such section or regulation.

     SECTION 2.11. "COMMITTEE" means the Compensation Committee of the Board of Directors, or such other committee appointed by the Board to administer the Plan, serving on the Effective Date or thereafter.

     SECTION 2.12. "COMPANY" means Chromcraft Revington, Inc., a Delaware corporation, and any successor thereto.

     SECTION 2.13. "DIRECTOR" means any individual who is a member of the Board of Directors on the Effective Date or thereafter and who is not an employee of the Company or any of its Affiliates.

     SECTION 2.14. "DISABILITY" means an illness or a physical or mental disability or incapacity of a Director such that the Director has not been able to perform his duties and responsibilities for the Company (as determined by the Board of Directors) for a period of at least ninety (90) consecutive days.

     SECTION 2.15. "EFFECTIVE DATE" of the Plan, as amended and restated, means December 1, 2005.

     SECTION 2.16. "ELIGIBLE TRANSFEREE" has the meaning set forth in Section 10.6.

     SECTION 2.17. "EXERCISE PRICE" means the price at which a Share may be purchased by a Director pursuant to the exercise of an Option.

     SECTION 2.18. "FAIR MARKET VALUE" means, on any given date, the average of the high and low prices of a Share, as reported by the principal securities exchange or market on which the Shares are then listed or traded, or, if there are no trades of Shares on such date, on the next preceding day on which Shares were traded.

     SECTION 2.19. "IMMEDIATE FAMILY MEMBERS" has the meaning set forth in
Section 10.6.

     SECTION 2.20. "NASD DEALER" means a broker-dealer who is a member of the National Association of Securities Dealers, Inc.

     SECTION 2.21. "OPTION" means an Award made to a Director pursuant to
Article VI of an option to purchase Shares that does not meet the requirements of Code Section 422 applicable to incentive stock options.

     SECTION 2.22. "OPTION PERIOD" means the period during which an Option will be exercisable in accordance with the applicable Award Agreement and Article VI.

     SECTION 2.23. "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and, therefore, the Shares are subject to a substantial risk of forfeiture.

     SECTION 2.24. "PLAN" means the Amended and Restated Directors' Stock Plan of Chromcraft Revington, Inc. as set forth in this document and as may hereafter be amended from time to time.

     SECTION 2.25. "RESTRICTED STOCK" means an Award made to a Director pursuant to Article VII.

     SECTION 2.26. "RULE 16B-3" means Rule 16b-3 promulgated under the 1934 Act, and any future rule or regulation amending, supplementing, or superseding such rule.

     SECTION 2.27. "SECTION 16 PERSON" means a person who is required to file appropriate forms or reports with the Securities Exchange Commission pursuant to
Section 16 of the 1934 Act and the regulations promulgated thereunder.

     SECTION 2.28. "SHARES" means the whole shares of voting common stock ($.01 par value) of the Company, whether presently or hereafter issued and outstanding, and any other stock or securities resulting from adjustment thereof as provided in Section 4.5, or the stock of any successor to the Company which is so designated for the purposes of the Plan.

     SECTION 2.29. "SUBSIDIARY" means Chromcraft Corporation ("Chromcraft"), Peters-Revington Corporation ("Peters-Revington"), Cochrane Furniture Company, Inc. ("Cochrane"), Silver Furniture Co., Inc. ("Silver"), Korn Industries, Incorporated ("Korn") and such other present or future direct or indirect subsidiary corporations or entities of the Company which are designated by the Board of Directors or the Committee.

                                   ARTICLE III
                                 ADMINISTRATION

     SECTION 3.1. THE COMMITTEE. The Plan will be administered by the Committee. The decision or action of a majority of the actual number of members of the Committee will constitute the decision or action of the Committee. The Committee will consist of not less than three Directors. The members of the Committee will be appointed from time to time by, and will serve at the pleasure of, the Board of Directors. It is intended that the Committee be comprised solely of Directors, each of whom is (a) independent under the director independence requirements of the principal securities exchange or market on which the Shares are then listed or traded, or (b) a "non-employee director" under Rule 16b-3. Failure of the Committee to be so comprised will not result in the cancellation, termination, expiration, or lapse of any Award.

     SECTION 3.2. AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Certificate of Incorporation or By-Laws of the Company, and subject to the provisions of the Plan, the Committee will have full power and discretion to construe and interpret the Plan, all Award Agreements and any other agreements or instruments entered into under the Plan; establish, amend or waive rules and regulations for the Plan's administration; and amend the terms and conditions of any Award and applicable Award Agreement to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. The Committee will make all other determinations which may be necessary or advisable for the administration of the Plan. Each Award will be evidenced by a written Award Agreement between the Company and the Director and will contain such terms and conditions established by the Committee consistent with the provisions of the Plan.

     The Committee's interpretations, decisions, determinations and actions under the Plan will be made by the Committee in its sole discretion and as it deems advisable or appropriate. Any notice or document required to be given to or filed with the Committee will be properly given or filed if hand delivered (and a delivery receipt is received) or mailed by certified mail, return receipt requested, postage paid, to the Committee c/o Chromcraft Revington, Inc., 1100 North Washington Street, Delphi, Indiana 46923.

     The Committee will determine whether each Award under the Plan will be made in either Options or Restricted Stock, or in a combination of Options and Restricted Stock in which latter case the Committee will make an appropriate adjustment to the number of Options and Shares of Restricted Stock subject to an Award so that the value or effect of the Award will be substantially similar to an Award made under either Section 6.1 or Section 7.1 but not an aggregate of both such Sections.

     SECTION 3.3. DELEGATION BY THE COMMITTEE. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors or officers of the Company; provided, however, that the Committee may not delegate its authority and powers (a) with respect to Awards to Section 16 Persons, or (b) in any way which would jeopardize the Plan's qualification under or compliance with Rule 16b-3 or other applicable laws, rules or regulations.

     SECTION 3.4. DECISIONS BINDING. All determinations and decisions made by the Committee, the Board and any delegate of the Committee pursuant to Section
3.3 will be final, conclusive and binding on all persons, including the Company, Directors, stockholders of the Company, Beneficiaries and persons having an interest in an Award. No such determinations will be subject to de novo review if challenged in court.

     SECTION 3.5. ADMINISTRATIVE DISCRETION. Notwithstanding any other provision of the Plan, the Committee will have no authority to (a) grant Awards; (b) change the number of Options or Shares of Restricted Stock subject to Awards (except as provided in Section 3.2); (c) determine the Option Period or Period of Restriction; (d) determine the time or times at which Options and Restricted Stock will be granted; (e) determine the time or times when an Option becomes exercisable or Restricted Stock vests; or (f) determine other conditions and limitations applicable to the exercise of an Option or the grant or vesting of Restricted Stock.

     SECTION 3.6. NO RIGHT TO BE RETAINED ON BOARD. Neither the Plan nor any Award Agreement executed hereunder will give any Director the right to be retained, nominated or re-elected as a Director.

     SECTION 3.7. EFFECT OF CHANGE IN CONTROL. Unless expressly provided otherwise in an Award Agreement, all outstanding and unvested shares of Restricted Stock will vest immediately prior to the effectiveness of a Change in Control.

                                   ARTICLE IV
                           SHARES SUBJECT TO THE PLAN

     SECTION 4.1. NUMBER OF SHARES. Subject to adjustment as provided in Section 4.5, a maximum aggregate of One Hundred Fifty Thousand (150,000) Options and Shares of Restricted Stock may be granted under the Plan. Shares issued under the Plan may be authorized but unissued Shares, treasury Shares or Shares purchased in the open market, or any combination thereof, as the Committee or the Board of Directors may from time to time determine in its sole discretion.

     Any Award (or any portion thereof) that is forfeited or that remains unexercised or unvested upon termination or expiration of any such Award, or Shares that otherwise cease to be subject to an Award, may be made the subject of other Awards to the same or other Directors and will be added back to the maximum number of Shares specified above.

     SECTION 4.2. SUCCESSOR PLAN. Any Awards or Shares that are available immediately prior to the termination of the Plan, or any Awards or Shares returned to the Company for any reason upon termination of the Plan, may be transferred to a successor plan.

     SECTION 4.3. RESTRICTIONS ON SHARES. Shares issued upon exercise of an Award will be subject to the terms and conditions specified in the Plan and to such other terms, conditions and restrictions as the Committee, in its sole discretion, may determine or provide in an Award Agreement. The Committee, in its sole discretion, may issue certificates for Shares or keep a record of Shares in book entry form. The Committee, in its sole discretion, will not be required to cause the issuance or delivery of any certificates for Shares prior to (a) the listing of such Shares on the principal securities exchange or market on which the Shares may then be listed or traded, (b) the completion of any registration or qualification of such Shares under applicable law or an exemption therefrom, and (c) the notation on the Company's official stockholder records (or the records of its transfer agent or registrar) that such Shares are issued to the Director. The Company may cause any certificate for any Shares to be delivered hereunder to be properly marked with a legend or other notation reflecting the limitations on transfer of such Shares as provided in the Plan, as required by applicable law or as the Committee may otherwise require. No fractional Shares will be issued under the Plan; rather, fractional Shares will be aggregated and then rounded to the next lower whole Share.

     SECTION 4.4. STOCKHOLDER RIGHTS. No person will have any rights or privileges of a stockholder (including, but not limited to, voting and dividend rights) as to Shares subject to an Option until, after proper exercise of the Award or other action as may be required by the Committee in its sole discretion, such Shares are recorded on the Company's official stockholder records (or the records of its transfer agent or registrar) as issued to the Director. Upon exercise of an Option or any portion thereof, the Company will have a reasonable period in which to issue the Shares to the Director, and the Director will not be treated as a stockholder for any purpose whatsoever prior to such issuance. A person holding Shares of Restricted Stock will have such rights as a stockholder as provided in Article VII. No payment or adjustment will be made for cash dividends, distributions or other rights for which the record date is prior to the date such Shares are recorded as issued to the Director in the Company' official stockholder records (or the records of its transfer agent or registrar), except as provided in the Plan or in an Award Agreement.

     SECTION 4.5. CHANGES IN STOCK. In the event of any change in the Shares by virtue of any stock dividends, stock splits, recapitalizations or reclassifications, or in the event that other securities of the Company will be substituted for the Shares other than by a Change in Control, the Committee will appropriately adjust (a) the maximum number of Awards or Shares that may be issued under the Plan; (b) the number of Options or Shares of Restricted Stock subject to automatic Awards under the Plan to Directors; (c) the number, kind and class of securities subject to outstanding Awards; (d) the Exercise Price or other price relating to an Award; and (e) any other term of any Award, all in such manner as the Committee, in its sole discretion, determines advisable or appropriate. Any determination by the Committee under this Section will be final and conclusive.

                                    ARTICLE V
                                   ELIGIBILITY

     Only individuals who are Directors on an Award Date are eligible to receive grants of Options and Shares of Restricted Stock.

                                   ARTICLE VI
                                  STOCK OPTIONS

     SECTION 6.1. OPTION GRANTS. Subject to Section 3.2, each individual who is appointed or elected to serve as a Director for the first time will receive an Option to purchase Ten Thousand (10,000) Shares, and thereafter, for each year during the term of the Plan, each Director will receive an Option to purchase Two Thousand Five Hundred (2,500) Shares effective on the day after his re-election as a Director at each annual meeting of stockholders of the Company and commencing with the 2006 annual meeting.

     SECTION 6.2. OPTION AWARD AGREEMENT. Each Option will be evidenced by an Award Agreement that specifies the Exercise Price, the number of Shares to which the Option pertains, the Option Period, any conditions to exercise of the Option and such other terms and conditions as the Committee, in its sole discretion, determines within the limitations prescribed by the Plan.

     SECTION 6.3. EXERCISE PRICE. The Exercise Price for each Option will be not be less than one hundred percent (100%) of the Fair Market Value of the Shares to which the Option relates determined as of the Award Date.

     SECTION 6.4. OPTION PERIOD. The Option Period for each Option will be ten
(10) years from the Award Date.

     SECTION 6.5. METHOD OF EXERCISE. Subject to the provisions of the applicable Award Agreement, a Director may exercise an Option, in whole or in part, at any time during the Option Period by giving written notice to the Company of exercise on a form provided by the Committee. Such notice will specify the number of Shares subject to the Option to be purchased and will be accompanied by payment in full of the total Exercise Price by cash, check or wire transfer of immediately available funds or such other form of payment as the Company may accept. If permitted by the Committee or the applicable Award Agreement, payment in full or in part may also be made by:

     (a) The delivery of Shares already owned by the Director for more than six months and having a total Fair Market Value on the date of such delivery equal to the total Exercise Price; or

     (b)  The delivery of cash by a NASD Dealer as a Cashless Exercise.

     No Shares will be issued until full payment therefor has been made to the Company. A Director will have all of the rights of a stockholder of the Company holding the class of Shares subject to the Option (including, if applicable, the right to vote the shares and the right to receive dividends and distributions) only after the Director has given written notice of exercise, has paid the total Exercise Price and such Shares have been recorded on the Company's official stockholder records (or the records of its transfer agent or registrar) as having been issued to the Director.

     SECTION 6.6. RELOAD PROVISION. In the event a Director exercises an Option and pays all or a portion of the Exercise Price in Shares, in the manner permitted by Section 6.5, such Director may (either pursuant to terms of the Award Agreement or pursuant to the sole discretion of the Committee at the time the Option is exercised) be issued a new Option to purchase additional Shares equal to the number of Shares surrendered to the Company in such payment. Such new Option will (a) have an Exercise Price equal to the Fair Market Value per Share on the Award Date of the new Option, (b) have an Option Period as determined by the Committee in its sole discretion, and (c) expire on the same date as the original Option so exercised by payment of the Exercise Price in Shares.

     SECTION 6.7. RESTRICTIONS ON TRANSFERABILITY. In addition to the restrictions imposed by Section 10.6, the Committee may impose such restrictions on the transfer of any Shares acquired pursuant to the exercise of an Option as it deems advisable or appropriate in its sole discretion, the restrictions related to applicable securities laws and the requirements of the principal securities exchange or market on which Shares are then listed or traded.

     SECTION 6.8. TERMINATION OF OPTIONS. All rights to exercise an Option will terminate 90 days following the date on which the Director ceases to be a Director, unless the termination of his status is on account of (a) Disability, or (b) death, but not later than the date the Option expires pursuant to its terms. In the case of Disability or death, the Option may be exercised within one (1) year from the date the Director's status as a Director ceases, but not later than the date the Option expires pursuant to its terms. Notwithstanding the preceding provisions of this Section, if a Director is removed from the Board, all outstanding Options granted to such Director will be cancelled as of the date of removal.

                                   ARTICLE VII
                                RESTRICTED STOCK

         SECTION 7.1. AWARD OF RESTRICTED STOCK. Subject to Section 3.2, each individual who is appointed or elected to serve as a Director for the first time will receive an Award of Three Thousand (3,000) Shares of Restricted Stock, and thereafter, for each year during the term of the Plan, each Director will receive an Award of Eight Hundred (800) Shares of Restricted Stock effective on the day after his re-election as a Director at each annual meeting of stockholders of the Company and commencing with the 2006 annual meeting.

     SECTION 7.2. RESTRICTED STOCK AWARD AGREEMENT. Each Award of Restricted Stock will be evidenced by an Award Agreement that specifies the Period of Restriction, and the number of Shares awarded and such other terms and conditions as the Committee, in its sole discretion, determines within the limitations prescribed by the Plan.

     SECTION 7.3. PERIOD OF RESTRICTION. All Awards of Restricted Stock will have a Period of Restriction of one (1) year commencing on the Award Date. Except as provided in Section 7.9, the Period of Restriction will lapse, and the Shares of Restricted Stock subject to the Award will become vested, on the one
(1) year anniversary of the Award Date, provided that the Director is serving as a Director on that date.

     SECTION 7.4. RESTRICTIONS ON TRANSFERABILITY. Until the end of the applicable Period of Restriction, Shares of Restricted Stock (a) cannot be sold, transferred, assigned, margined, encumbered, gifted, bequeathed, alienated, hypothecated, pledged or otherwise disposed of, whether by operation of law, whether voluntarily or involuntarily or otherwise, nor can a lien, security interest or Option be placed thereon, and (b) are not subject to execution, attachment or similar process or otherwise available to the creditors of a Director.

     SECTION 7.5. BOOK-ENTRY SECURITIES; REMOVAL OF RESTRICTIONS. The Company will issue and maintain Shares of Restricted Stock in book-entry form in the name of the Director, and such Shares will be outstanding for all corporate purposes. Until such time as the Shares of Restricted Stock become free of the restrictions placed thereon, no certificate representing such Shares will be issued to, in the name of or for the benefit of any Director. Promptly following the date on which Shares of Restricted Stock become free of the restrictions placed thereon, the Company will release such Shares to the Director.

     SECTION 7.6. VOTING RIGHTS. During the Period of Restriction, Directors holding Shares of Restricted Stock will possess full voting rights with respect to such Shares, unless the applicable Award Agreement provides otherwise.

     SECTION 7.7. DIVIDEND RIGHTS. During the Period of Restriction, Directors holding Shares of Restricted Stock will receive all dividends and other distributions, if any, with respect to such Shares, unless the applicable Award Agreement expressly provides otherwise.

     SECTION 7.8. FORFEITURE AND RETURN OF RESTRICTED STOCK TO COMPANY. All Shares of Restricted Stock that have not become free of the restrictions placed thereon by the end of the Period of Restriction will be forfeited and will revert to the Company and thereafter will be available for new Awards. If a Director resigns or is removed from the Board or is not re-elected to the Board, all Shares of Restricted Stock with respect to which the Period of Restriction has not lapsed as of the date of resignation, removal or failure to be re-elected will be forfeited.

     SECTION 7.9. LAPSE OF RESTRICTIONS ON DEATH OR DISABILITY. In the event of a Director's death or Disability during the Period of Restriction, the restrictions on his Shares of Restricted Stock will lapse and the Director (or his or her Beneficiary) will, on the date of such death or Disability, be fully vested in the Restricted Stock.

                                  ARTICLE VIII
                       AMENDMENT, TERMINATION AND DURATION

     SECTION 8.1. AMENDMENT, SUSPENSION OR TERMINATION. The Board of Directors may supplement, amend, alter, freeze or discontinue the Plan in its sole discretion at any time and from time to time, but no supplement, amendment, alteration or discontinuation will be made which would impair the rights of a Director under an Award theretofore awarded without the Director's consent, except that any supplement, amendment, alteration or discontinuation may be made to (a) avoid a material charge or expense to the Company or an Affiliate, (b) cause the Plan to comply with applicable law, or (c) permit the Company or an Affiliate to claim a tax deduction under applicable law. In addition, subject to the provisions of this Article, the Board of Directors, in its sole discretion at any time and from time to time, may supplement, amend, alter, freeze or discontinue the Plan without the approval of the Company's stockholders (including, but not limited to, amending the Plan to change the number of Options or Shares of Restricted Stock that may be awarded to a Director upon his initial election or his re-election as a Director) (i) to the extent such approval is not required by applicable law or the terms of a written agreement, and (ii) so long as any such amendment or alteration does not increase the maximum number of Shares subject to the Plan (other than pursuant to Section 4.5).

     SECTION 8.2. DURATION OF PLAN AND STOCKHOLDER APPROVAL. The Plan, as amended and restated, will become effective on the Effective Date, and subject to Section 8.1, remain in effect thereafter; provided, however, that no Options will be exercised and no Shares of Restricted Stock will become free of the restrictions placed thereon until the amended and restated Plan has been approved by the holders of at least a majority of the outstanding Shares at a meeting at which approval of the Plan is considered; and, provided, further, however, that no Awards will be made after the tenth anniversary of the Effective Date.

                                   ARTICLE IX
                               LEGAL CONSTRUCTION

     SECTION 9.1. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also will include the feminine and neuter, the plural will include the singular, and the singular will include the plural.

     SECTION 9.2. SEVERABILITY. In the event any provision of the Plan is held to be illegal, invalid or unenforceable for any reason, such illegality, invalidity or unenforceability will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal, invalid or unenforceable provision (or portion thereof) had never been included herein.

     SECTION 9.3. REQUIREMENTS OF LAW. The issuance of Awards and of Shares hereunder will be subject to all applicable statutes, laws, rules and regulations and to such approvals and requirements as may be required from time to time by any governmental authorities or any securities exchange or market on which the Shares are then listed or traded.

     SECTION 9.4. GOVERNING LAW. Except to the extent preempted by the federal laws of the United States of America, the Plan and all Award Agreements will be construed in accordance with and governed by the laws of the State of Indiana without giving effect to any choice or conflict of law provisions, principles or rules (whether of the State of Indiana or any other jurisdiction) that would cause the application of any laws of any jurisdiction other than the State of Indiana. The Plan and all Award Agreements are intended to comply, and will be construed in a manner which complies with Code Section 409A. To the extent there is any conflict between a provision of the Plan or an Award Agreement and a provision of Code Section 409A, the provision of Code Section 409A will control.

     SECTION 9.5. HEADINGS. The descriptive headings and sections of the Plan are provided herein for convenience of reference only and will not serve as a basis for interpretation or construction of the Plan.

     SECTION 9.6. MISTAKE OF FACT. Any mistake of fact or misstatement of facts will be corrected when it becomes known by a proper adjustment to an Award or Award Agreement.

     SECTION 9.7. EVIDENCE. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person relying thereon considers pertinent and reliable, and signed, made or presented by the proper party or parties.

                                    ARTICLE X
                                  MISCELLANEOUS

     SECTION 10.1. NO ADVICE. The Company, any Affiliate, the Board of Directors, the Committee and any attorneys, accountants, advisors or agents for any of the foregoing will not provide any advice, counsel or recommendation to any Director with respect to, without limitation, any Award, any exercise of an Option or any tax consequences relating to an Award.

     SECTION 10.2. NO LIABILITY. No member of the Board of Directors, the Committee or any officer or employee of the Company or any Affiliate will be personally liable for any action, failure to act, decision or determination made in good faith in connection with the Plan.

     SECTION 10.3. SUCCESSORS. All rights and obligations of the Company under the Plan with respect to Awards awarded hereunder will be binding on any successor or assign of the Company, whether or not the existence of such successor or assign is the result of a Change in Control.

     SECTION 10.4. BENEFICIARY DESIGNATIONS. A Director may designate, on such forms as may be provided by the Committee for such purpose, a Beneficiary to whom vested but unpaid or unexercised Awards will be paid or exercisable in the event of the Director's death. Each such designation will revoke all prior designations by the Director and will be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Director's death will be paid to the Director's estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised Option may be exercised by the administrator or executor of the Director's estate.

     SECTION 10.5. NONTRANSFERABILITY OF AWARDS. Except as provided in subsections (a) and (b) below, no Award can be sold, transferred, assigned, margined, encumbered, bequeathed, gifted, alienated, hypothecated, pledged or otherwise disposed of, whether by operation of law, whether voluntarily or involuntarily or otherwise, other than by will or by the laws of descent and distribution. In addition, no Award will be subject to execution, attachment or similar process or otherwise be available to the creditors of a Director. Any attempted or purported transfer of an Award in contravention of or in breach of the Plan or an Award Agreement will be null and void and of no force or effect whatsoever. All rights with respect to an Option will be exercisable during the Director's lifetime only by the Director, except as otherwise provided in this Section.

     (a) TRANSFERS OF OPTIONS. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit the transfer of Options by a Director to (a) the Director's spouse, any children or lineal descendants of the Director or the Director's spouse, or the spouse(s) of any such children or lineal descendants ("Immediate Family Members"), (b) a trust or trusts for the exclusive benefit of Immediate Family Members, or (c) a partnership or limited liability company in which the Director and/or the Immediate Family Members are the only equity owners, (collectively, "Eligible Transferees"); provided, however, that, in the event the Committee permits the transfer of Options granted to the Director, the Committee may subsequently, in its sole discretion, amend, modify, revoke or restrict, without the prior consent, authorization, or agreement of the Eligible Transferee, the ability of the Director to transfer Options that have not been already transferred to an Eligible Transferee. An Option that is transferred to an Immediate Family Member will not be transferable by such Immediate Family Member, except for any transfer by such Immediate Family Member's will or by the laws of descent and distribution upon the death of such Immediate Family Member.

     (b) EXERCISE BY ELIGIBLE TRANSFEREES. In the event the Committee, in its sole discretion, permits the transfer of Options by a Director to an Eligible Transferee under subsection (a), the Options transferred to the Eligible Transferee must be exercised by such Eligible Transferee and, in the event of the death of such Eligible Transferee, by such Eligible Transferee's executor or administrator, only in the same manner, to the same extent, and under the same circumstances (including, but not limited to, the time period within which the Options must be exercised) as the Director could have exercised such Options. The Director, or in the event of his death, the Director's estate, will remain liable for all federal, state, local and other taxes applicable upon the exercise of an Option by an Eligible Transferee.

     SECTION 10.6. UNFUNDED PLAN. Benefits payable under the Plan to any person will be paid by the Company from its general assets, and any person entitled to a payment under the Plan will have no rights greater than the rights of any other unsecured general creditor of the Company. Shares to be distributed hereunder will be issued directly by the Company from its authorized but unissued Shares or treasury Shares or acquired by the Company in the open market, or a combination thereof. The Company will not be required to segregate on its books or otherwise establish any funding procedure for the amount to be used for the payment of benefits under the Plan. If, however, the Company determines to reserve Shares to discharge its obligations hereunder, such reservation will not be deemed to create a trust or other funded arrangement.

                                      * * *

                           CHROMCRAFT REVINGTON, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               FOR USE AT THE 2006 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby appoints BENJAMIN M. ANDERSON-RAY and FRANK T. KANE, and each of them singly, as proxies, each having the power to appoint his substitute, to represent and to vote all shares of common stock of Chromcraft Revington, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 9, 2006, and at any adjournment or postponement thereof, with all of the powers the undersigned would possess if personally present, as follows:

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

                       ANNUAL MEETING OF STOCKHOLDERS OF

                           CHROMCRAFT REVINGTON, INC.

                                   MAY 9, 2006

                           Please date, sign and mail
                             Your proxy card in the
                            envelope provided as soon
                                  as possible.

     Please detach along perforated line and mail in the envelope provided.

        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE           [X]

1. ELECTION OF DIRECTORS. To elect as directors the nominees named below to hold office until the 2007 annual meeting of stockholders and until their respective successors are duly elected and qualified.

                               NOMINEES:

[ ]  FOR ALL NOMINEES          ( )  Benjamin M. Anderson-Ray
                               ( )  Ronald H. Butler
                               ( )  John R. Hesse
[ ]  WITHHOLD AUTHORITY        ( )  David L. Kolb
     FOR ALL NOMINEES          ( )  Larry P. Kunz
                               ( )  Theodore L. Mullett
[ ]  FOR ALL EXCEPT            ( )  Craig R. Stokely
     (See instruction below)   ( )  John D. Swift

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each
             nominee you wish to withhold, as shown here:                    (X)

                                                         FOR   AGAINST   ABSTAIN
2.   APPROVAL OF EXECUTIVE INCENTIVE PLAN.               [ ]     [ ]       [ ]
     To approve the 2006 Executive Incentive Plan of the Company.

3.   APPROVAL OF DIRECTORS' STOCK PLAN. To approve the   [ ]     [ ]       [ ]
     amended and restated Directors' Stock Plan of the Company.

4. OTHER MATTERS. In their discretion, on such other matters as may properly come before the annual meeting of stockholders and any adjournment or postponement thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF ALL NOMINEES NAMED ABOVE, FOR THE APPROVAL OF THE 2006 EXECUTIVE INCENTIVE PLAN AND FOR THE APPROVAL OF THE DIRECTORS' STOCK PLAN. WITH RESPECT TO ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS, THE PROXIES NAMED HEREIN WILL HAVE THE AUTHORITY TO VOTE ON SUCH MATTERS AND INTEND TO VOTE IN ACCORDANCE WITH THE DIRECTIONS OF THE COMPANY'S BOARD OF DIRECTORS.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via
this method.                                                                 [ ]


Signature of Stockholder                             Date:
                         -------------------------         ---------------------


Signature of Stockholder                             Date:
                         -------------------------         ---------------------

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.